                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                     DOLE FOOD COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

[INSERT LOGO]

DOLE FOOD COMPANY, INC.
31365 OAK CREST DRIVE
WESTLAKE VILLAGE, CALIFORNIA 91361

                                                                  March 27, 1996

To the Stockholders of Dole Food Company, Inc.:

    You are cordially invited to attend the Annual Meeting of Stockholders of Dole Food Company, Inc. (the "Company") which will be held at the Park Hyatt Hotel, 2151 Avenue of the Stars, Los Angeles, California at 10:00 a.m. on Thursday, May 9, 1996.

    This booklet includes the Notice of Annual Meeting and the Proxy Statement, which contain information about the formal business to be acted on by the stockholders. The meeting will also feature a report on the operations of your Company, followed by a question and discussion period.

    We hope that you will be able to attend the meeting. However, whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card(s) promptly to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

                                          Sincerely yours,

                                          [SIG]

                                          David H. Murdock
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

                            DOLE FOOD COMPANY, INC.
                             31365 OAK CREST DRIVE
                       WESTLAKE VILLAGE, CALIFORNIA 91361

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 1996

                            ------------------------

    The Annual Meeting of Stockholders of DOLE FOOD COMPANY, INC. (the "Company") will be held at the Park Hyatt Hotel, 2151 Avenue of the Stars, Los Angeles, California at 10:00 a.m. on Thursday, May 9, 1996 for the following purposes:

       1. To elect seven (7) directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified;

       2. To approve an amendment to the Company's 1991 Stock Option and Award Plan to increase the number of shares available under the Plan by
    2,500,000 shares and to make certain other amendments to the Plan;

       3. To approve the Company's Non-Employee Directors Deferred Stock and Cash Compensation Plan;

       4. To elect Arthur Andersen LLP as the Company's independent public accountants and auditors for the 1996 fiscal year; and

       5. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed March 22, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors,
                                          [SIG]
                                          J. Brett Tibbitts
                                          CORPORATE SECRETARY

March 27, 1996

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AS PROMPTLY AS POSSIBLE AND RETURN IT (THEM) IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                            DOLE FOOD COMPANY, INC.
                             31365 OAK CREST DRIVE
                       WESTLAKE VILLAGE, CALIFORNIA 91361

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

    This Proxy Statement is furnished to stockholders by the Board of Directors of Dole Food Company, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Park Hyatt Hotel, 2151 Avenue of the Stars, Los Angeles, California at 10:00 a.m. on Thursday, May 9, 1996, and at any adjournments thereof. The Company's principal executive offices are located at 31365 Oak Crest Drive, Westlake Village, California, and its telephone number is (818) 879-6600.

    This Proxy Statement, Notice of Annual Meeting and the accompanying proxy card(s) are being first mailed to stockholders on or about March 28, 1996. The Company's 1995 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies by the Company is to be made.

GENERAL INFORMATION

    The Board of Directors has fixed March 22, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On the Record Date, 59,991,726 shares of Common Stock of the Company ("Common Stock") were outstanding and entitled to vote at the meeting. The Common Stock is the only class of stock of the Company that is outstanding and entitled to vote at the Annual Meeting.

    Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. A STOCKHOLDER MUST SIGN AND RETURN EACH OF THE PROXY CARDS RECEIVED TO ENSURE THAT ALL OF THE SHARES OWNED BY SUCH STOCKHOLDER ARE REPRESENTED AT THE ANNUAL MEETING. Each accompanying proxy card that is properly signed and returned to the Company and not revoked will be voted in accordance with the instructions contained therein.

    Any stockholder who gives a proxy has the power to revoke it at any time before it is exercised by delivery to the Corporate Secretary of the Company, either in person or by mail, of a written notice of revocation. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

    Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote FOR the election of the Board of Directors' nominees, FOR the approval of an amendment to the Company's 1991 Stock Option and Award Plan to increase the number of shares available under the Plan by 2,500,000 shares and to make certain other amendments to the Plan, FOR the approval of the Company's Non-Employee Directors Deferred Stock and Cash Compensation Plan, FOR the election of Arthur Andersen LLP as the Company's independent public accountants and auditors for the 1996 fiscal year, and in the proxy holders' discretion with regard to any other matters (of which the Company is not now aware) that may be properly presented at the meeting, and all matters incident to the conduct of the meeting.

    The presence at the meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. The affirmative vote of the holders of at least a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote at the meeting will be required with respect to the election of directors and the election of Arthur Andersen LLP as the Company's independent public accountants and auditors. Approval of the amendments to the Company's 1991 Stock Option and Award Plan and approval of the Non-Employee Directors Deferred Stock and Cash Compensation Plan will require the affirmative vote of the holders of at least a majority of the shares of Common Stock outstanding on the record date.

    Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as the inspectors of election for the meeting. The inspectors of election will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast". Under Hawaii law, if a broker or nominee has indicated on the proxy that it does not have discretionary authority to vote certain shares on a matter, those shares will be treated as present and entitled to vote with respect to that matter unless the broker also states that the shares are not to be deemed present for that purpose.

    Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the proposals and nominees of the Board of Directors, as indicated in the accompanying proxy card.

    Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the Annual Meeting. Under the Company's By-Laws, stockholders are not entitled to cumulate their votes in the election of directors. The By-Laws also provide that the presiding officer at the meeting may adjourn a meeting at which a quorum is present if a matter to be acted upon at the meeting requires the affirmative vote of more than a majority of a quorum at the meeting and the number of shares actually voted (and not abstaining) at such meeting is insufficient to approve of such matter.

    The Company's By-Laws provide that nominations of candidates for election to the Company's Board of Directors may only be made by the Board or by a stockholder entitled to vote at the meeting of the stockholders called for the election of directors (the "Election Meeting"). Any such stockholder who intends to nominate a candidate for election to the Board must deliver a notice to the Corporate Secretary of the Company setting forth (i) the name, age, business address and residence address of each such intended nominee; (ii) the principal occupation or employment of each such intended nominee; (iii) the number of shares of capital stock of the Company beneficially owned by each such intended nominee; and (iv) such other information concerning each such intended nominee as would be required to be included, under the rules of the Securities and Exchange Commission (the "SEC"), in a proxy statement soliciting proxies for the election of such nominee. Such notice also must include a signed consent of each such intended nominee to serve as a director of the Company, if elected. To be timely, any such notice with respect to the upcoming Annual Meeting must be delivered to the Corporate Secretary, Dole Food Company, Inc., 31365 Oak Crest Drive, Westlake Village, California 91361, no later than April 9, 1996. Any such notice with respect to any subsequent Election Meeting must be delivered to the Corporate Secretary not less than 30 days prior to the date of that Election Meeting. The By-Laws provide that if the Chairman of an Election Meeting determines that a nomination was not made in accordance with the procedures set forth in the By-Laws, such nomination shall be void.

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS

    The following table sets forth, to the best knowledge of the Company, information as to each person who beneficially owned more than 5% of the Company's Common Stock as of February 29, 1996 (unless otherwise noted).

                                                                             AMOUNT AND
                                                                              NATURE OF
NAME AND ADDRESS                                                             BENEFICIAL     PERCENT OF
OF BENEFICIAL OWNER                                                         OWNERSHIP (1)    CLASS (2)
--------------------------------------------------------------------------  -------------  -------------
David H. Murdock .........................................................    13,808,683(3)        22.9%
 31365 Oak Crest Drive
 Westlake Village, CA 91361
Oppenheimer Group, Inc. ..................................................     7,464,651(4)        12.4%
 Oppenheimer Tower
 World Financial Center
 New York, NY 10281
FMR Corp. ................................................................     4,306,499(5)         7.2%
 82 Devonshire Street
 Boston, MA 02109

------------------------

(1) Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares shown.

(2) The percentages set forth above are calculated on the basis of the number of outstanding shares of Common Stock set forth under "General Information", plus in the case of Mr. Murdock, stock options granted to him under the Company's stock option plans to purchase 223,881 shares, which number includes all such options that are exercisable within 60 days following March 22, 1996.

(3) See "Security Ownership of Directors and Executive Officers".

(4) Based on a report on Schedule 13G dated on February 1, 1996, Oppenheimer Group, Inc. and/or its affiliates had shared voting power and shared dispositive power over all such shares.

(5) Based on a report on Schedule 13G dated February 14, 1996, FMR Corp. and/or its affiliates had sole voting power over 189,499 of such shares and sole dispositive power over all such shares.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Articles of Association of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty persons, who shall be elected for such terms as may be prescribed in the By-Laws of the Company. The Company's By-Laws currently provide for seven (7) members of the Board of Directors. The Board of Directors has recently voted to recommend the election of the following individuals for a term of one year and until their successors are duly elected and qualified.

Elaine L. Chao                          James F. Gary
Mike Curb                               Zoltan Merszei
David A. DeLorenzo                      David H. Murdock
Richard M. Ferry

    Ms. Chao and Messrs. Curb, DeLorenzo, Ferry, Gary and Murdock were elected by stockholders at the last Annual Meeting held on May 11, 1995. Mr. Merszei has been nominated by the Board of Directors to serve as a director.

    Unless authority to do so is withheld, the persons named in each proxy card (or their substitutes) will vote the shares represented thereby FOR the election of the director nominees named above. In case any of such nominees shall become unable to serve or unavailable for election to the Board of Directors, which is not anticipated, the persons named as proxies (or their substitutes) shall have full discretion and authority to vote or refrain from voting for any other nominee of the Board in accordance with their judgment.

    The following brief statements contain biographical information with respect to each of the nominees for election as a director, including their principal occupations for at least the past five years, as of March 15, 1996.

                             YEAR
                            ELECTED
                             AS A
          NAME             DIRECTOR       AGE                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------------------  -----------     ---     ---------------------------------------------------------------------
David H. Murdock             1985         72      Chairman of the Board,  Chief Executive Officer  and Director of  the
                                                   Company  since  July 1985.  Chairman of  the Board,  Chief Executive
                                                   Officer and Director  of Castle  & Cooke, Inc.  since October  1995.
                                                   Since  June 1982, Chairman of the  Board and Chief Executive Officer
                                                   of Flexi-Van Corporation, a Delaware corporation wholly-owned by Mr.
                                                   Murdock. Sole owner and  developer of the  Sherwood Country Club  in
                                                   Ventura   County,  California,   and  numerous   other  real  estate
                                                   developments; also sole stockholder of numerous corporations engaged in a  variety  of  business  ventures  and  in  the  manufacture  of textile-related products, and industrial and building products.
David A. DeLorenzo           1991         49      President  and  Chief Operating  Officer of  the Company  since March
                                                   1996. President of Dole Food Company -- International from September
                                                   1993 to March  1996. Executive  Vice President of  the Company  from
                                                   July  1990 to  March 1996.  Director of  the Company  since February
                                                   1991. President of Dole Fresh  Fruit Company from September 1986  to
                                                   June 1992.
Elaine L. Chao               1993         42      President  and Chief Executive Officer of United Way of America since
                                                   November 1992.  Director  of  the United  States  Peace  Corps  from
                                                   October 1991 to November 1992.

                             YEAR
                            ELECTED
                             AS A
          NAME             DIRECTOR       AGE                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
------------------------  -----------     ---     ---------------------------------------------------------------------
                                                   Deputy  Secretary of the United  States Department of Transportation
                                                   from March  1989 to  October  1991. Chairman  of the  United  States
                                                   Federal  Maritime Commission from  March 1988 to  March 1989. Deputy
                                                   Administrator of  the  United States  Maritime  Administration  from
                                                   April 1986 to March 1988. Vice President -- Syndications of the Bank
                                                   America Capital Markets Group from November 1984 to April 1986.
Mike Curb                    1985         51      Chairman  of the Board  of Curb Records, Inc.,  a record company, and
                                                   Curb Entertainment  International Corp.,  an entertainment  company.
                                                   Mr.  Curb served as  Lieutenant Governor of  the State of California from 1978 to 1982, and served as Chairman of the National Conference of Lieutenant Governors during 1982. Mr. Curb served as Chairman  of the  Republican  National  Finance  Committee  from  August  1982 to
                                                   January  1985.  He   is  also  a   director  of  various   community
                                                   organizations.
Richard M. Ferry             1991         58      Chairman of the Board and Director of Korn/Ferry International, Inc.,
                                                   an  international executive  search firm  headquartered in  New York
                                                   City and  Los  Angeles.  Mr.  Ferry also  serves  on  the  Board  of
                                                   Directors  of  Avery Dennison  Corporation  and Pacific  Mutual Life
                                                   Insurance Company,  as  well  as  a number  of  privately  held  and not-for-profit corporations.
James F. Gary                1974         75      Chairman  Emeritus  of  Pacific Resources,  Inc.,  an  energy company headquartered in  Honolulu ("PRI").  Mr. Gary  was President  and/or
                                                   Chairman and Chief Executive Officer of PRI and its predecessor from
                                                   1967  to 1984, and Chairman of the Board  of PRI in 1985. He is Past
                                                   Chairman of the Hawaii Community  Foundation and is Chairman of  the
                                                   Board  of Directors of  Inter Island Petroleum,  Inc., Hawkins Oil &
                                                   Gas, Inc., Kennedy Associates, Inc.  and Episcopal Homes of  Hawaii,
                                                   Inc.  as well  as several  other privately  held corporations  and a number of community organizations. He was a member of the University of Hawaii Board of Regents from 1981 to 1989 and currently serves on the Executive Council of Chaminade University.
Zoltan Merszei              Nominee       73      Former Chairman, President  and Chief  Executive Officer  of The  Dow
                                                   Chemical  Company  (retired  in  1979).  Former  Vice  Chairman  and
                                                   President of Occidental Petroleum Corporation (retired in 1989). Mr.
                                                   Merszei currently serves as a  technical consultant to a variety  of
                                                   United  States and foreign corporations.  Mr. Merszei also serves on the Board  of  Directors  of  the  Budd  Company,  Burlington  Motor
                                                   Carriers, Inc., and Thyssen Henschel America, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES DESCRIBED ABOVE.

COMMITTEES OF THE BOARD OF DIRECTORS

    There are three standing committees of the Board of Directors: the Executive, Finance and Nominating Committee, the Audit Committee and the Corporate Compensation and Benefits Committee.

    The present members of the Executive, Finance and Nominating Committee are David H. Murdock, Chairman, Mike Curb and James F. Gary. The primary purposes of the committee are (1) to exercise, during intervals between meetings of the Board of Directors and subject to certain limitations, all of the powers of the full Board; (2) to monitor and advise the Board on strategic business and financial planning for the Company; and (3) to deal with matters relating to the directors of the Company. During the 1995 fiscal year, the committee did not meet, but acted by unanimous written consent. The Executive, Finance and Nominating Committee will consider nominees, if any, for the election to the Board of Directors who are recommended by stockholders in accordance with the provisions of the Company's By-Laws, which provisions are described above under "General Information".

    The Audit Committee is comprised entirely of directors who are not employees or former employees of the Company. The present members of the Audit Committee are James F. Gary, Chairman, Elaine L. Chao and Frank J. Hata. The Committee is responsible for monitoring and reviewing accounting methods adopted by the Company, internal accounting procedures and controls, and audit plans. The Audit Committee receives directly the reports of the Company's independent public accountants and internal audit staff. It meets periodically both with the independent public accountants and internal auditors to review audit results and the adequacy of the Company's system of internal controls. The Audit Committee also recommends to the Board the selection of the Company's independent public accountants and auditors. During the 1995 fiscal year, the committee held six meetings.

    The Corporate Compensation and Benefits Committee (the "Compensation Committee") is comprised entirely of directors who are not employees or former employees of the Company. The present members of the Compensation Committee are Richard M. Ferry, Chairman, Mike Curb and James F. Gary. This Committee is responsible for reviewing the compensation and benefits policies and practices of the Company and overseeing its employee stock and cash incentive plans. During the 1995 fiscal year, the committee held five meetings.

MEETINGS OF THE BOARD OF DIRECTORS

    During the 1995 fiscal year, there were eight meetings of the Board of Directors. The incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which they served.

REMUNERATION OF DIRECTORS

    Directors who are not employees of the Company ("Non-Employee Directors") are compensated for their services according to a standard arrangement authorized by the Board of Directors. An annual retainer fee of $24,000, payable in equal quarterly installments, is paid to each Non-Employee Director. An additional fee of $2,000 is paid to each Non-Employee Director for each regularly scheduled meeting of the Board of Directors attended, and a fee of $500 is paid for each telephonic meeting of the Board of Directors in which the Non-Employee Director participates. In addition, in 1995, Non-Employee Directors who were members of the committees were compensated at the rate of $1,000 for each meeting attended (except, no fee was paid for meetings held the day of, or the day prior to, a Board of Directors meeting). On February 1, 1996, the Board voted to pay Non-Employee Directors $1,000 for each committee meeting attended regardless of whether the meeting is held the day of or the day prior to a Board of Directors meeting and to pay the chairpersons of the Audit and Compensation Committees an additional amount of $2,500 per year. This change will be effective as of April 11, 1996.

    In 1995, Non-Employee Directors had the option of deferring the receipt of their compensation and earning interest on the amounts deferred at an interest rate of 7%. The Company proposes to replace the existing Board of Directors Deferred Compensation Plan with a new Non-Employee Directors Deferred Stock and Cash Compensation Plan as set forth in greater detail under Proposal 2. On February 15, 1995, Non-Employee Directors received an annual grant of 1,500 options at an exercise price of $27.125 (the market price) pursuant to the Non-Employee Directors Stock Option Plan approved by stockholders in 1995. Due to the distribution to the Company's stockholders of the common stock of Castle & Cooke, Inc., the Company's former real estate and resorts company, these options were adjusted in January 1996 to 1,606 options per Non-Employee Director at an exercise price of $25.32 (see footnote 3 to the "Option/SAR Grants In The Last Fiscal Year" table for a discussion of this adjustment). The reasonable expenses incurred by each Non-Employee Director in connection with his or her duties as a director are also reimbursed by the Company, including the expenses incurred by Non-Employee Directors' spouses in accompanying Non-Employee Directors to one Board meeting each year. A Board member who is also an employee of the Company does not receive compensation for service as a director.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information with respect to shares of the Company's Common Stock beneficially owned (or deemed to be beneficially owned) by the Company's directors, its Named Executive Officers (as defined under "Compensation of Executive Officers") and by all directors and executive officers of the Company as a group, as of February 29, 1996.

                                                                        AMOUNT AND NATURE     PERCENT OF
                                                                          OF BENEFICIAL       OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                                  OWNERSHIP (2)       SHARES (3)
---------------------------------------------------------------------  -------------------  ---------------
David H. Murdock.....................................................     13,808,683(4)(5)          22.9%
Elaine L. Chao.......................................................            806(6)(7)         *
Mike Curb............................................................         18,650(6)(8)         *
David A. DeLorenzo...................................................        131,668(4)(10)        *
Richard M. Ferry.....................................................          2,836(6)            *
James F. Gary........................................................         20,204(6)(9)         *
Zoltan Merszei.......................................................          1,000(11)           *
Gerald W. LaFleur....................................................         51,062(4)            *
Michael S. Karsner...................................................         18,854(4)            *
J. Brett Tibbitts....................................................         16,292(4)            *
All Directors and Executive Officers as a Group
 (14 Individuals)....................................................     14,134,402(4)(10)         23.4%

------------------------

  *  Represents less than 1% of the class of securities.

 (1) The mailing address for each of the individuals listed is Dole Food Company, Inc., 31365 Oak Crest Drive, Westlake Village, California 91361.

 (2) Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares shown. Some directors and executive officers share the voting and dispositive power over their shares with their spouses as community property, joint tenants or tenants in common.

 (3) The percentages set forth above are calculated on the basis of the number of outstanding shares of Common Stock set forth under "General Information", plus, where applicable all stock options granted under the Company's stock option plans that are exercisable within 60 days following March 22, 1996.

 (4) The individuals and group indicated beneficially own the following number of shares of Common Stock that may be purchased upon the exercise of employee stock options exercisable on

     March 22, 1996 or within 60 days thereafter: Mr. Murdock, 223,881; Mr. DeLorenzo, 128,544; Mr. LaFleur, 46,062; Mr. Karsner, 17,854; Mr. Tibbitts, 15,281; and all directors and executive officers as a group, 484,893.

 (5) Mr. Murdock customarily maintains revolving lines of credit in conjunction with his various business activities, under which borrowings and security vary from time to time, and pursuant to which he provides collateral owned by him, including his shares in the Company. His reported holdings include:
     (1) 12,263,622 shares of Common Stock owned by David H. Murdock as Trustee for the David H. Murdock Living Trust, dated May 28, 1986; (2) 1,240,310 shares of Common Stock owned by Flexi-Van Delaware, Inc., a corporation indirectly wholly owned by Mr. Murdock; and (3) 80,870 shares of Common Stock owned by or for the benefit of Mr. Murdock's children.

 (6) The individuals indicated each beneficially own 536 shares of Common Stock that were granted pursuant to the Company's Non-Employee Directors Stock Option Plan and that may be purchased upon the exercise of stock options exercisable on March 22, 1996 or within sixty (60) days thereafter.

 (7) Reported holdings include 175 shares held in Ms. Chao's profit sharing plan and 95 shares held in Ms. Chao's money purchase account.

 (8) Reported holdings include 400 shares of Common Stock held by Mr. Curb as custodian for the benefit of his children.

 (9) Reported holdings include 2,000 shares of Common Stock held in Mr. Gary's pension plan and 700 shares of Common Stock held by Mr. Gary's wife.

(10) Reported holdings include shares of Common Stock held for certain officers by the Company's Tax Deferred Investment Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986 as amended ("Internal Revenue Code").

(11) Mr. Merszei, a nominee for director, bought such shares of Common Stock on March 27, 1996.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth for the Company's fiscal years ended December 30, 1995, December 31, 1994, and January 1, 1994 in prescribed format, the compensation for services in all capacities to the Company and its subsidiaries of those persons who were at December 30, 1995: the Chief Executive Officer and the other four most highly compensated executive officers of the Company and its subsidiaries (the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM COMPENSATION AWARDS
                                                      ANNUAL COMPENSATION                ---------------------------------------
                                          --------------------------------------------   RESTRICTED     SECURITIES
                                                                         OTHER ANNUAL      STOCK        UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR   SALARY $   BONUS $(1)    COMP. $(2)     AWARD(S) $   OPTIONS (#)(3)   COMP.(4)
----------------------------------------  ----  ----------  ----------   -------------   ----------   --------------   ---------
David H. Murdock (5)                      1995  $  700,000   $787,500                      $    0         55,595        $    0
 Chairman & CEO                           1994  $1,000,013   $      0                      $    0         44,990        $    0
 Dole Food Company, Inc.                  1993  $  932,310   $450,000                      $    0        163,563(6)     $    0

David A. DeLorenzo (7)                    1995  $  500,000   $375,000     $228,324(8)      $    0         23,780        $4,500
 Executive V.P.                           1994  $  500,000   $      0     $241,519(8)      $    0         16,068        $4,500
 Dole Food Company, Inc. &                1993  $  500,000   $187,500     $237,515(8)      $    0         16,068        $4,497
 President, Dole Food
 Company -- International
Gerald W. LaFleur (5)                     1995  $  500,000   $300,000                      $    0         23,780        $4,500
 Executive V.P.                           1994  $  500,000   $      0                      $    0          4,820        $4,500
 Dole Food Company, Inc.                  1993  $  500,000   $187,500                      $    0         16,068        $4,497

Michael S. Karsner (9)                    1995  $  272,115   $165,000     $ 61,213(10)     $    0         10,390        $4,500
 V.P., Treasurer and                      1994  $  235,577   $ 35,000     $ 58,309(11)     $    0         26,780(9)     $    0
 Chief Financial Officer                  1993         N/A        N/A          N/A            N/A            N/A           N/A
 Dole Food Company, Inc.

J. Brett Tibbitts (12)                    1995  $  206,154   $132,000                      $    0          8,034        $4,500
 V.P., Corporate General Counsel &        1994  $  173,462   $ 25,000                      $    0          4,284        $4,500
 Corporate Secretary, Dole Food Company,  1993  $  155,000   $ 50,000                      $    0          4,284        $4,497
 Inc.

------------------------
 (1) Bonus amounts shown reflect payments made in the subsequent year with respect to performance for the identified year.

 (2) Does not include perquisites which total the lesser of $50,000 or 10% of the reported annual salary and bonus for any year.

 (3) Reflects outstanding stock option grants as adjusted in January 1996 due to the distribution to the Company's stockholders of the common stock of Castle & Cooke, Inc., the Company's former real estate and resorts company. (See footnote 3 to the table entitled "Option/SAR Grants In The Last Fiscal Year" at page 11. )

 (4) The amounts shown in this column include contributions by the Company under the Company's tax deferred investment plans for the benefit of the individuals listed, but do not include payments made to Mr. Murdock under the Company's defined benefit pension plan, see "Pension Plans".

 (5) Mr. Murdock and Mr. LaFleur also hold positions with certain business entities owned by Mr. Murdock that are not controlled directly or indirectly by the Company, which other entities pay compensation and provide fringe benefits to them for their services to the other entities. Mr. Murdock is also Chairman and Chief Executive Officer of Castle & Cooke, Inc. which pays compensation and benefits to him. Each such officer devotes to the Company the time that is necessary for the effective conduct of his duties. The Audit Committee of the Board of Directors has approved such other employment arrangements with respect to each such officer.

     Mr. Murdock was also Chairman and Chief Executive Officer of Castle & Cooke Homes, Inc., which was an 82%-owned subsidiary of the Company from March 1993 through December 1994 ("CKI") and which paid $332,310 and $323,090 of the aggregate salary amounts reported for fiscal years 1993 and 1994, respectively.

 (6) This number represents an aggregate number of options to purchase Company Common Stock granted under the Company's 1991 Stock Option and Award Plan (as amended) and to purchase CKI common stock granted under the CKI Stock Option and Award Plan (the "CKI Plan") in March 1993. The amounts for Mr. Murdock were 38,563 Company options, as adjusted (see footnote 3) and 125,000 CKI options. The original vesting schedule for the CKI options was accelerated in 1994 due to the Company's tender offer for the publicly held CKI stock.

 (7) Mr. DeLorenzo was promoted to the position of President and Chief Operating Officer of the Company in March 1996.

 (8) The reported amounts include: (a) a pre-tax "gross up" of $228,324 for 1995, $241,519 for 1994, and $237,515 for 1993 associated with Mr.
     DeLorenzo's relocation loan in 1991, and inclusive within such amounts, (b) imputed interest on the balance of that loan of $15,620 for 1995, $23,430 for 1994, and $31,240 for 1993 (representing an imputed rate of 7.81% per annum, the applicable federal rate at the time the loan was made). However, Mr. DeLorenzo received no cash compensation associated with such imputed
     interest,   and  such   amounts  are  not   considered  additional  taxable
     compensation to Mr. DeLorenzo under the Internal Revenue Code. See "Certain Transactions -- Relocation Transactions".

 (9) Mr. Karsner commenced employment with the Company in January 1994. As part of the employment offer, Mr. Karsner received an initial grant of 26,780 options, as adjusted (see footnote 3). Mr. Karsner was promoted to his present position in February 1995.

(10) In January 1994, the Company extended Mr. Karsner a loan in the amount of $100,000 in connection with his relocation to California. Amount reported includes $50,000 of the loan amount that was forgiven on his first anniversary with the Company in January 1995. See "Certain Transactions -- Relocation Transactions."

(11) The Company paid Mr. Karsner $58,309, including a tax gross up, for relocation expenses associated with his move from Maryland to California in January 1994 to assume his position with the Company.

(12) Mr. Tibbitts received promotions in May 1994 and October 1995.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS
EMPLOYMENT AGREEMENT

    Mr. LaFleur has an employment agreement with the Company that was entered into when he joined the Company in 1991. This agreement provides for a minimum annual base salary of $500,000 through June 1996. Commencing July 1996, Mr. LaFleur will receive annual payments (the "Annual Retirement Payments") of $250,000 (reduced by amounts he receives under any other Company pension, retirement or disability plan) for the greater of his lifetime or ten years. If, prior to June 30, 1996, Mr. LaFleur's employment is terminated by the Company with "cause" or by Mr. LaFleur without "good reason" (as such terms are defined in the agreement), he will not receive the Annual Retirement Payments. If, prior to June 30, 1996, Mr. LaFleur's employment is terminated by the Company without "cause" or by Mr. LaFleur with "good reason", he will receive a severance payment equal to one year's base salary and will receive the Annual Retirement Payments.

BENEFIT PLANS

    Some of the Company's benefit plans (including the 1991 Stock Option and Award Plan, the Annual Incentive Plan ("AIP") and the Long Term Incentive Plan ("LTIP") provide for an acceleration of benefits and various other customary adjustments if a change in control or other reorganization occurs. Pursuant to the AIP and LTIP plans, if a participant's employment is terminated for certain reasons, pro-rata payments may be made prior to the completion of the applicable year or cycle, provided the Compensation Committee determines that the applicable performance goals have been met through the date of such termination or event and provided that the amount of any early payout is proportionately reduced to reflect the time of early payout.

RELOCATION AGREEMENT

    See "Certain Transactions -- Relocation Transactions" with respect to certain relocation benefits.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS                               POTENTIAL REALIZABLE VALUE
                     ------------------------------------------------------------------          AT ASSUMED ANNUAL
                         NUMBER OF       PERCENT OF TOTAL                                          RATES OF STOCK
                        SECURITIES         OPTIONS/SARS                                        PRICE APPRECIATION FOR
                        UNDERLYING          GRANTED TO        EXERCISE OR                        OPTION TERM (1)(2)
                       OPTIONS/SARS      EMPLOYEES IN LAST    BASE PRICE    EXPIRATION   ----------------------------------
       NAME          GRANTED (#)(3)(4)      FISCAL YEAR      ($/SH)(3)(4)    DATE (5)      0% ($)      5% ($)     10% ($)
-------------------  -----------------  -------------------  -------------  -----------  -----------  ---------  ----------
David H. Murdock            55,595                9.02%        $   25.32       2/14/05    $       0   $ 885,072  $2,243,258
David A. DeLorenzo          23,780                3.86%        $   25.32       2/14/05    $       0   $ 378,578  $  959,523
Gerald W. LaFleur           23,780                3.86%        $   25.32       2/14/05    $       0   $ 378,578  $  959,523
Michael S. Karsner          10,390                1.69%        $   25.32       2/14/05    $       0   $ 165,409  $  419,237
J. Brett Tibbitts            8,034                1.30%        $   25.32       2/14/05    $       0   $ 127,901  $  324,172

*  Fair  Market  Value  of  Common  Stock  on  December  29,   1995  was  $35.00,  the  last  trading  day  of  the   year.
  All  option amounts and prices have been adjusted pursuant to the antidilution provisions of the 1991 Plan as a result of the December 28, 1995 distribution to the Company's stockholders of the common stock of Castle & Cooke, Inc.

------------------------------

(1) The total gain to all stockholders would be $955,068,278 at 5% annual appreciation and $2,420,666,144 at 10% annual appreciation. The gain for all such officers represents less than 1% of the gain to all stockholders.

(2) The amounts under the columns labeled "5%" and "10%" are included pursuant to certain rules promulgated by the SEC and are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. As set forth in footnote 4 below, the terms of the option grants require a 20% increase over the exercise price before any vesting occurs. Such amounts are based on the assumption that the named persons hold the options granted for their full ten-year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, which increase benefits all stockholders commensurately. The Company did not use an alternative formula to attempt to value options at the date of grant, as management is not aware of any formula which determines with reasonable accuracy a present value of options of the type granted to the optionees.

(3) Stock options were granted under the Company's 1991 Stock Option and Award Plan, as amended (the "1991 Plan"). Options under the 1991 Plan may result in payments following the resignation, retirement or other termination of employment with the Company or its subsidiaries or as a result of a change in control of the Company. Vested options under the 1991 Plan may be exercised within a period of twelve months following a termination by reason of death, disability or retirement, and three months following a termination for other reasons. The 1991 Plan permits the Compensation Committee, which administers the 1991 Plan, to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment or change in control. Under the 1991 Plan, if there is a change in control of the Company (as defined in the 1991 Plan), all options become immediately exercisable. The amount of options and exercise price of the above option grants and all option grants outstanding under the 1991 Plan and the 1982 Plan (see footnote 2 on page 12) were adjusted in January 1996 due to the December 28, 1995 distribution to the Company's stockholders of the common stock of Castle & Cooke, Inc., the Company's former real estate and resorts company. The amount and pricing provisions of the outstanding option grants were adjusted according to a formula which preserved the economic value of such options prior to the distribution and which was based upon the average trading prices of the Common Stock during the five trading days before and after the distribution date. The original number of shares subject to each option was multiplied by 1.0712 and the original exercise price was divided by

     1.0712. The intended purpose of the formula was not to increase or decrease benefits existing under the outstanding option grants. The other vesting provisions and remaining duration of the adjusted options remained the same as provided for under the terms of the original grants.

(4) Options vest according to a schedule reflecting specific stock appreciation hurdles. Except as noted, none of the options set forth in the table vest until the stock price reaches $30.46, or slightly more than a 20% increase over the exercise price. Options will vest in 25% increments upon achieving or exceeding specified price hurdles (ranging from $30.46 to $34.20) for a period of thirty (30) consecutive trading days. To preserve the favorable accounting treatment generally associated with these stock option grants, any options which have not vested by the tenth year following the grant will become fully vested three (3) months before the end of the ten (10) year term.

(5) Options were granted for a term of ten (10) years, subject to earlier termination in certain events such as termination of employment (see footnote 3 above).

AGGREGATED OPTION/SAR EXERCISES IN THE LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUE

                                                                NUMBER OF
                                                                SECURITIES
                                                                UNDERLYING       VALUE OF UNEXERCISED
                                                             OPTIONS/SARS AT     IN-THE-MONEY OPTIONS
                                                               FY-END (#)*          AT FY-END ($)*
                                  SHARES                    ------------------  ----------------------
                               ACQUIRED ON       VALUE         EXERCISABLE/          EXERCISABLE/
            NAME               EXERCISE (#)  REALIZED ($)   UNEXERCISABLE (#)    UNEXERCISABLE ($)(3)
-----------------------------  ------------  -------------  ------------------  ----------------------
David H. Murdock (1)(2)            300,000   $   5,737,500      196,030/98,442       $757,860/$828,239
David A. DeLorenzo (2)              0              0            117,832/39,848       $475,463/$336,904
Gerald W. LaFleur (2)               0              0             39,099/32,349        $56,413/$277,452
Michael S. Karsner (2)              0              0              8,927/28,243        $65,560/$231,667
J. Brett Tibbitts (2)               0              0             13,175/12,318        $66,323/$106,217

* Option amounts and exercise prices have been adjusted pursuant to the antidilution provisions of the
  1982 Stock Option and Award Plan (the "1982 Plan") and the 1991 Plan as a result of the December 28,
  1995 distribution to the Company's stockholders of the common stock of Castle & Cooke, Inc.

------------------------

(1) Mr. Murdock received a stock option grant of 300,000 options at $10.00 per share when he became Chairman and Chief Executive Officer of the Company in July 1985. The $10.00 per share grant price was the fair market value of the Company's Common Stock at the date of grant. Mr. Murdock exercised these options in June 1995, prior to the end of their ten-year term. Mr. Murdock did not sell the stock underlying any of the options, but bought and holds the 300,000 shares of Common Stock underlying those options. This exercise was completed prior to the adjustment made to outstanding options in January 1996 due to the distribution to the Company's stockholders of the common stock of Castle & Cooke, Inc., the Company's former real estate and resorts company. (See footnote 3 to the table entitled "Option/SAR Grants In The Last Fiscal Year" on page 11.)

(2) The Company has two stock option plans under which awards are outstanding: the 1982 Plan and the 1991 Plan. Options under the 1991 Plan are described in footnote 3 to the table entitled "Option Grants In The Last Fiscal Year". All options available under the 1982 Plan have been granted. Vested options under the 1982 Plan may result in payments following resignation, retirement or other termination of employment with the Company or its subsidiaries or as a result of a change in control of the Company. Options under the 1982 Plan may be exercised within a period of twelve months following a disability, by the optionee's estate at any time the option could have been exercised by the optionee (if the optionee dies while an employee of the Company) and within a period of three months following a termination for all other reasons. Under the 1982 Plan, if there is a change in control of the Company (as defined in the 1982 Plan), all options become immediately exercisable. (See footnote 3 to the table entitled "Option/SAR Grants In The Last Fiscal Year" on page 11.)

(3) This amount represents solely the difference between the market value ($35.00) on the last trading day of the year, December 29, 1995, of those unexercised options which had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of the options. No assumptions or representations regarding the "value" of such options are made or intended.

PENSION PLANS

    The Company maintains a number of noncontributory pension plans which provide benefits, following retirement at age 65 or older with one or more years of credited service (or age 55 with five or more years of credited service), to salaried, non-union employees of the Company on U.S. payrolls, including executive officers of the Company. Each plan provides a monthly pension to supplement personal savings and Social Security benefits. The following table shows the estimated annual benefits payable under the Company's corporate pension plan in which the Named Executive Officers participated in 1995:

                               PENSION PLAN TABLE

                                                   YEARS OF SERVICE
                            ---------------------------------------------------------------
REMUNERATION                    15           20           25           30           35
--------------------------  -----------  -----------  -----------  -----------  -----------
 $300,000.................  $    49,500  $    70,950  $    92,400  $   113,850  $   135,300
 $400,000.................  $    66,000  $    94,600  $   123,200  $   151,800  $   180,400
 $500,000.................  $    82,500  $   118,250  $   154,000  $   189,750  $   225,500
 $600,000.................  $    99,000  $   141,900  $   184,800  $   227,700  $   270,600
 $700,000.................  $   115,500  $   165,550  $   215,600  $   265,650  $   315,700
 $800,000.................  $   132,000  $   189,200  $   246,400  $   303,600  $   360,800
 $900,000.................  $   148,500  $   212,850  $   277,200  $   341,550  $   405,900
$1,000,000................  $   165,000  $   236,500  $   308,000  $   379,500  $   451,000
$1,100,000................  $   181,500  $   260,150  $   338,800  $   417,450  $   496,100
$1,200,000................  $   198,000  $   283,800  $   369,600  $   455,400  $   541,200
$1,300,000................  $   214,500  $   307,450  $   400,400  $   493,350  $   586,300
$1,400,000................  $   231,000  $   331,100  $   431,200  $   531,300  $   631,400
$1,500,000................  $   247,500  $   354,750  $   462,000  $   569,250  $   676,500

    The above table shows the estimated annual retirement benefits payable as straight life annuities without offsets for Social Security or other amounts under this plan, assuming normal retirement at age 65, to persons in specified compensation and years of service classifications. The plan covers the following types of compensation paid by the Company: base pay, bonus, performance incentives (if any) and severance pay.

    Each year's accrued benefit under the plan is 1.1% of final average annual compensation multiplied by years of service, plus .33% of final average annual compensation multiplied by years of service in excess of 15 years. Benefits accrued as of March 31, 1992 under the prior benefit formula serve as minimum entitlements. The credited years of service and ages as of December 31, 1995 for individuals named in the Summary Compensation Table are as follows: Mr. Murdock (age 72) -- 10 years; Mr. DeLorenzo (age 49) -- 25 years; Mr. LaFleur (age 63) -- 4 years; Mr. Karsner (age 37) -- 2 years; and Mr. Tibbitts (age 40) -- 8 years. Assuming these individuals remain employed by the Company until age 65 (or later) and continue to receive compensation equal to their 1995 compensation from the Company, their annual retirement benefits at age 65 will approximate:
Mr. DeLorenzo -- $274,925; Mr. LaFleur -- $250,000 (see "Employment, Severance and Change of Control Agreements"); Mr. Karsner -- $114,706; and Mr. Tibbitts -- $95,987. As required by the Internal Revenue Code, Mr. Murdock, who is presently over the age of 70 1/2, is receiving his current annual retirement benefit under the pension plan of $208,604 (see below).

    Generally, the Internal Revenue Code places an annual maximum limit of $120,000 (at December 31, 1995) on the benefits available to an individual under the Company's pension plans. Furthermore, effective January 1, 1994, the Internal Revenue Code places an annual maximum limit of $150,000 (adjusted for inflation) on compensation which may be considered in determining a participant's benefit under qualified retirement programs. If an individual's benefit under a plan exceeds the $120,000 limit or compensation exceeds the $150,000 limit, the excess will be paid by the Company from an unfunded excess and supplemental benefit plan. Effective January 1, 1994, future pension benefit accruals for a number of key management employees, including individuals named in the Summary Compensation Table, are provided exclusively from an unfunded excess and supplemental benefit plan.

CERTAIN TRANSACTIONS
RELOCATION TRANSACTIONS

    In connection with the Company's promotion of Mr. DeLorenzo in 1991 and to induce him to move to California to assume his new responsibilities, the Company made him a $500,000 secured, interest free relocation loan (payable in five equal annual installments) to assist him in the purchase of a home. The principal balance of the loan at January 1, 1995 and January 1, 1996 was $200,000 and $100,000 respectively. In connection with this promotion and transfer, the Company also agreed to pay Mr. DeLorenzo annual compensation in addition to his base salary in an after-tax amount of $100,000 per year for five years commencing with a payment in September 1992. The balance of this commitment (as well as the balance of the loan) is payable in a lump sum following a termination of his employment by reason of his death, disability or resignation following a change in duties or a termination by the Company without "cause". If his employment terminates for other reasons, the Company's obligation generally is limited to a pro-rata payment proportionate to the period of service.

    In connection with Mr. Karsner's employment with the Company on January 24, 1994, and to induce him to relocate, the Company made him a $100,000 loan. The principal balance on the loan at January 1, 1995 and January 1, 1996 was $100,000 and $50,000, respectively. $50,000 of the loan amount was forgiven on his first employment anniversary date, and the remaining $50,000 was forgiven on his second employment anniversary date in January 1996. The accrued interest on the loan will be forgiven in 1996.

TRANSACTIONS WITH CASTLE & COOKE, INC.

    On December 28, 1995, the Company distributed to stockholders all of the common stock of Castle & Cooke, Inc., ("Castle"), the Company's former real estate and resorts operations. Mr. Murdock is also Chairman and Chief Executive Officer of Castle and beneficially owns approximately 23% of its outstanding common stock. In contemplation of the stock distribution, the Company and Castle entered into a number of agreements in order to effect the transfer of the real estate and resorts business and related liabilities to Castle and to address certain ongoing business relationships between the two companies.

    As partial consideration to the Company for the real estate and resorts business, Castle issued to the Company two promissory notes, one in the principal amount of $200 million and the other in the principal amount of $10 million. Castle paid off the $200 million note in December 1995. The $10 million note is payable in December 2000, and bears interest at the rate of 7% per annum, payable quarterly. As further partial consideration, Castle issued to the Company 3,500 shares of cumulative preferred stock in Castle, which Dole sold for $35 million in December 1995.

OTHER TRANSACTIONS

    David H. Murdock, the Company's Chairman and Chief Executive Officer, owns a transportation equipment leasing company, a private dining club and private country club, which supply products and provide services to numerous customers and patrons. During fiscal 1995, these businesses were paid $1,072,578 for products and services supplied directly or indirectly to the Company. During fiscal 1995, Dole also paid $63,067 for the management of office buildings and apartment complexes owned by the Company to a real estate management company owned by Mr. Murdock. Mr. Murdock paid the Company $100,789 in connection with his use of a company-owned jet for personal purposes during fiscal 1995. Such transactions in which Mr. Murdock or his affiliates had an interest were reviewed by the Audit Committee of the Board of Directors, which determined that the terms of each transaction were substantially the same as those that could have been obtained from unaffiliated third parties.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE
REPORT AND THE FOLLOWING PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS OR ANY FUTURE FILINGS, EXCEPT TO THE EXTENT THE COMPANY EXPRESSLY INCORPORATES SUCH REPORT OR GRAPH BY REFERENCE THEREIN. THE REPORT AND GRAPH SHALL NOT BE DEEMED SOLICITING MATERIAL OR OTHERWISE DEEMED FILED UNDER EITHER OF SUCH ACTS.

CORPORATE COMPENSATION AND BENEFITS COMMITTEE REPORT TO STOCKHOLDERS

COMPENSATION PHILOSOPHY

    The Company's compensation philosophy is to relate the compensation of the Company's executive officers to measures of Company performance that contribute to increased value for the Company's stockholders.

GOALS

    To assure that compensation policies appropriately consider the value the Company creates for stockholders, the Company's compensation philosophy for executive officers takes into account the following goals:

    - Executive officer compensation must be focused on enhancing stockholder value

    - Compensation must reflect a competitive and performance-oriented environment that motivates executive officers to achieve a high level of individual, business unit and corporate results in the business environment in which they operate

    - Incentive-based compensation must be contingent upon the performance of each executive officer against financial and strategic performance goals

    - The Company's compensation policies must enable the Company to attract and retain top quality management

    The Compensation Committee (the "Committee") periodically reviews the components of compensation for the Company's executive officers on the basis of this philosophy. Further, as the situation warrants, the Committee also retains the services of a qualified compensation consulting firm to provide recommendations to enhance the linkage of executive officer compensation to the above goals and to obtain information as to how the Company's compensation of executive officers compares with peer companies.

    The United States Internal Revenue Service has promulgated regulations affecting all publicly held United States corporations (the "162(m) Regulations") that interpret limits on the tax deductibility of compensation in excess of $1 million per year for certain executive officers. The Compensation Committee considers the 162(m) Regulations as one of the factors it reviews with respect to compensation matters. In 1994, the Company submitted the performance goals and material terms of the Company's Annual Incentive Plan and Long Term Incentive Plan (collectively, the "Plans") to stockholders for approval in an effort to assure the deductibility of this performance based compensation under the 162(m) Regulations. (These Plans were approved by stockholders at that time.) The Compensation Committee, generally speaking, intends to limit compensation to amounts deductible under the Code, and the Committee believes that all compensation paid to executive officers in 1995 is deductible under the Code. However, changes in the tax laws or interpretations, other priorities or special circumstances may result in or warrant exceptions.

EXECUTIVE STOCK OWNERSHIP GUIDELINES

    To further support the Company's goal of achieving a strong link between stockholder and executive interests, the Company has adopted stock ownership guidelines for senior executives. Senior executives will be asked to make (over a three to five year period of time) and hold investments in Company stock or stock equivalents valued at between 50% to 100% of their base salaries. Unexercised stock options will not be counted for purposes of meeting the ownership guidelines. Guidelines generally will apply to all vice presidents and above, with ownership targets increasing with level of responsibility.

EXECUTIVE COMPENSATION COMPONENTS

    The  Company  annually  evaluates  the  competitiveness  of  its   executive
compensation program (base salary, annual bonus, and long-term incentives) relative to comparable publicly-traded companies.

    A group of 14 food-processing companies (or "peer group") has been used for each of the past four annual reviews of compensation for proxy-named officers. The compensation peer group was identified by the Committee's executive compensation consulting firm through a comparability screening process that considered such variables as revenue size, product line diversity, and geographic scope of operation. Nine of the companies in the S&P Foods Index met the comparability screening criteria and are included in the compensation peer group.

    Broader published surveys of food processing companies, as well as industry in general, are used to evaluate the competitiveness of total compensation for other Company executives.

    Based on an analysis conducted by the Committee's executive compensation consultant in 1995, the aggregate pay package for executive officers of the Company, consisting of salary, annual bonus, stock options, and a long-term cash incentive, generally falls between the 50th and 75th percentile of the Company's peers. Generally speaking, 75th percentile pay levels can only be achieved if the Company's aggressive goals associated with its incentive compensation plans are attained. Pay levels for each executive officer other than the Chairman and CEO largely reflect the recommendation of the Chairman and CEO based on individual experience and breadth of knowledge, internal equity considerations, and other subjective factors. The pay package for the Chairman and CEO for 1995 was based on deliberations of the Compensation Committee of the Company (and for fiscal years 1993 and 1994, the Compensation Committee took into account the actions of the Castle & Cooke Homes, Inc. Compensation Committee with respect to compensation related to Mr. Murdock's chairmanship of that company), as described below under "CEO Compensation".

    Each component of the total executive compensation package emphasizes a different aspect of the Company's compensation philosophy:

    - BASE SALARY. Base salaries for executive officers (other than the Chairman and CEO whose salary is discussed below) are initially set upon hiring by management (subject to periodic review by the Compensation Committee) based on recruiting requirements (i.e., market demand), competitive pay practices, individual experience and breadth of knowledge, internal equity considerations, and other subjective factors.

      Increases to base salary are determined primarily on the basis of individual performance and contribution to the Company and involve the application of both quantifiable and subjective criteria. Salary reviews for senior executives typically occur at intervals greater than twelve months. Two of the officers named in the Summary Compensation Table received a base salary increase in 1995 due to promotions.

    - ANNUAL INCENTIVES. The Company relies to a large degree on annual incentive compensation to attract and retain executive officers of outstanding abilities and to motivate them to perform to the full extent of these abilities.

      Executive officers are eligible to participate in either the Annual Incentive Plan (approved by stockholders in 1994 to assure the continued deductibility to the Company of certain cash compensation to persons named in the Summary Compensation Table) or a similar incentive plan for a broader group of officers (hereafter, both plans are referred to as "AIP"). While comparable in most respects, features of the stockholder-approved AIP are more rigidly defined than other incentive plans sponsored by the Company, in an effort to satisfy the requirements for deductibility under the 162(m) Regulations. All individuals listed on the Summary Compensation Table are eligible to participate in the stockholder-approved AIP.

      Bonus opportunities for executive officers, as a percentage of base salary, range from 25% to 75% (37.5% to 112.5% for the Chairman and CEO), depending on the Company's performance relative to performance targets set in the first quarter of the applicable year. Bonuses are payable only if the specified minimum level of performance is realized and may be increased to maximum levels only if substantially higher performance levels are attained. Specific target percentages for each individual are determined on the basis of competitive bonus levels (as a percent of salary), level of responsibility, and other subjective factors.

      Generally speaking, each individual's maximum annual cash bonus equals 1.5x his or her target award level. The maximum bonus is payable only if exceptional Company and/or divisional performance levels against pre-determined goals are achieved.

      In 1995, the bonus opportunity for executive officers was based upon either one or a combination of the following performance factors: (1) earnings before taxes ("EBT") on a consolidated or business unit level, and/or (2) EBT for the year divided by the average amount of business unit net investment during the year ("EBT/ROI"). An individual's performance factors were based upon the Committee's subjective assessment of the individual's ability to influence the results on either a corporate or business unit level. Based upon 1995 results, the executive officers named in the Summary Cash Compensation Table received from 1.2x to 1.5x their target award level.

    - LONG-TERM INCENTIVES. The Company provides two forms of long-term incentive opportunity for senior executives: stock options and a cash long-term incentive plan, both of which have been approved by stockholders. In contrast to bonuses that are paid for prior year accomplishments, stock option grants represent incentives tied to future stock appreciation. Stock options are granted periodically to provide executives and managers with a direct incentive to enhance the value of the Common Stock. Historically, awards have been granted at the fair market value of the Common Stock on the date of grant and have generally vested over a three-year period with a term of ten years.

      In 1995, the Company modified its typical installment vesting schedule to impose specific stock appreciation hurdles for senior management. None of these 1995 options will vest until the stock price reaches certain stock price targets (see table entitled "Option/SAR Grants In The Last Fiscal Year" at page 11). Options will vest in 25% increments upon achieving or exceeding each specified price hurdle for a period of thirty consecutive trading days. To preserve the favorable accounting treatment generally associated with these stock option grants, options will become fully vested three months before the end of their ten-year terms if the individual is still employed by the Company.

      Options are granted at the discretion of the Committee (based substantially on recommendations of the Chairman and CEO as to grants for other officers) to key management positions above a specified salary level. Guidelines for the size of each grant are generally based on a multiple of base salary divided by the fair market value of the stock at date of grant, and are consistent with competitive pay practices.

      In 1995, guidelines for stock option multiples (which ranged from 0.3x to 2x salary) were derived from a combination of competitive market data and subjective judgment. In general, the multiples for individual positions increased with the level of responsibility and the perceived impact of each position on the strategic direction of the Company. The Chairman's recommendations for individual option grants also reflected his assessment of the effect of promotions, individual performance, and other factors. An individual's outstanding stock options and current stock ownership generally were not considered when making stock option awards. Individual option grant multiples in 1995 generally were targeted at the median of peer companies.

      Due to the December 1995 distribution to the Company's stockholders of the common stock of Castle & Cooke, Inc., the Company's former real estate and resort operations, the exercise price and the number of shares subject to then outstanding option grants were adjusted to preserve the economic value of such options prior to the distribution. There were no intended increases (or decreases) in existing economic benefits, and the vesting provisions and remaining duration of those options remain the same as provided for under the terms of the original grants.

      In February 1996, the Committee approved stock option grants for certain senior operating executives, including the Chairman and CEO and the President of Dole Food Company -- International, that were approximately twice the amounts approved in February 1995. This grant was intended to reward participants for the Company's outstanding achievements during 1995 and to promote continued growth in stockholder value. When combined with salary and target bonuses, the value of these 1996 grants generate total compensation at approximately the 75th percentile of peer companies.

      Proxy-named officers also participate in the Long-Term Incentive Plan. The 1995 fiscal year represents the second year of a three year performance cycle under this Plan, which is designed to reward executives for achieving long-term, steady EBT growth that is expected to translate into significant share price appreciation over time. Under ordinary circumstances, no payments will be determined or made prior to the end of the 1994-1996 performance cycle.

CEO COMPENSATION

    Mr. Murdock's base salary did not change in 1995.

    Under the terms of the stockholder-approved AIP, Mr. Murdock is eligible for an annual bonus ranging from 37.5% to 112.5% of base salary. Mr. Murdock's total 1995 bonus opportunity was based on the following formula: 50% on corporate EBT, 25% on the EBT/ROI of the international operations of the food company and 25% on the EBT/ROI of the North American operations of the food company. Based upon 1995 results, Mr. Murdock was eligible for and received the maximum bonus payable under the formula provisions of the plan.

    Acting on the recommendation of the Committee's consultant, in February 1995, the Committee approved a stock option grant for Mr. Murdock in the amount of 51,900 options. As a result of the distribution to stockholders of the Company's real estate and resort operations in December 1995, this stock option grant was adjusted to a total of 55,595 options in January 1996 (see above discussion "Long Term Incentives"). This grant was made at fair market value on the date of grant as part of the normal grant process, reflecting a salary multiple of two (which is equivalent to the median multiple for CEOs within the food processing peer group).

    Mr. Murdock participates in the Long Term Incentive Plan, approved by stockholders in 1994, as described under Long Term Incentives above.

                               The Corporate Compensation and Benefits Committee

                                      Richard M. Ferry, Chairman
                                      Mike Curb
                                      James F. Gary

PERFORMANCE GRAPH

    The following graph indicates the performance of the cumulative total return to the stockholders of the Company's Common Stock (including reinvested dividends) during the previous five years in comparison to the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Foods Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            DOLE FOOD COMPANY    S&P 500    S&P FOODS INDEX
1990                       100        100                100
1991                       124        130                146
1992                       112        140                145
1993                        94        154                133
1994                        82        156                149
1995                       145        215                190

------------------------
Assumes $100 invested on December 31, 1990 in Dole Food Company Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Foods Index and assumes reinvestment of dividends at frequency with which dividends are paid.

                                   PROPOSAL 2

                ADOPTION OF AMENDMENTS TO AND RESTATEMENT OF THE
             COMPANY'S 1991 STOCK OPTION AND AWARD PLAN, AS AMENDED

    Since 1991, the 1991 Stock Option and Award Plan (the "1991 Plan") has provided long-term, stock-based incentives and awards ("Awards") to selected key employees (including executive officers) who are in a position to contribute to the success and growth of the Company and its subsidiaries. As of March 15, 1996, only 627,019 shares (plus shares which could become available if outstanding Awards fail to vest or be exercised) remain available for additional options and other Awards under the 1991 Plan.

    On February 1, 1996, the Board of Directors adopted, subject to stockholder approval, the Amended and Restated 1991 Stock Option and Award Plan (the "Restated Plan"). The purpose of the Restated Plan remains to promote the success of the Company and its stockholders by providing a means to attract and retain key employees (including executive officers) by providing them long-term incentives to improve the financial performance of the Company.

SUMMARY OF THE RESTATED PLAN

    The 1991 Plan is proposed to be amended to: increase by 2,500,000 shares the number of shares available under the Plan; enhance the authority of the Committee to amend and settle outstanding Awards and extend post-termination exercise periods; include individual annual grant limits on the aggregate amount of Stock Options ("Options"), Stock Appreciation Rights ("SARs") and other stock Awards to conform to the requirements of the 162(m) Regulations (see page 15 for a discussion of the 162(m) Regulations) and add provisions for performance-based share awards under the 162(m) Regulations other than options and SARs; conform the minimum vesting period under ordinary circumstances to six months for all Awards; permit the grant of SARs, including limited SARs, related to (but not necessarily concurrently with) another Award; refine change in control and reorganization adjustment and antidilution provisions to avoid unintended distinctions attributable merely to the form of a transaction; authorize donative transfers of Awards (subject to the Committee's consent) for limited estate planning or similar purposes and authorize other Awards that do not satisfy the requirements for exemption under Rule 16b-3. In addition, various editorial and technical refinements have been made.

    The provisions of the Restated Plan, including a description of the types of Awards that may be granted under the Restated Plan, are summarized below. This summary is qualified in its entirety by reference to the complete text of the Restated Plan, a copy of which is available on request to the Corporate Secretary's Office, at the address set forth on the cover page. Telephone requests should be directed to (818) 879-6600, ext. 6814.

    ADMINISTRATION. The Restated Plan will continue to be administered by the Compensation Committee (sometimes, the "Committee") consisting of two or more members of the Board of Directors, each of whom must be a Disinterested Director as defined in the Restated Plan.

    GRANTS OF AWARDS. The Compensation Committee may grant one or more Awards to any officer or key employee of the Company or any of its Subsidiaries. The aggregate limit on shares subject to grants of options and SARs that are granted and other share-based awards that are made in any calendar year to any individual will be 750,000 shares. The annual individual grant limit for each of these types (options, SARs and other) of Awards is for 500,000 shares. Approximately 200 officers and employees are currently eligible to participate under the Restated Plan.

    SHARES THAT MAY BE ISSUED UNDER THE RESTATED PLAN. As of March 15, 1996, a maximum of 5,016,801 shares of Common Stock (subject to adjustment) may be issued upon the exercise of Options or SARs, pursuant to Restricted Stock Awards, or in connection with Performance Share Awards. As is customary in incentive plans of this nature, the number and kind of shares available under the 1991 Plan and outstanding Awards (as well as pricing provisions of such Awards) are subject to adjustment in the event of a merger, sale of assets, or other reorganization, consolidation, recapitalization, stock split, stock dividend, or other similar event, or a dividend or distribution of property to the stockholders which affects the value of the Common Stock. Shares relating to Awards that are not exercised, including those that may expire or be cancelled, will again become available for grant purposes under the Restated Plan to the extent consistent with Rule 16b-3 of the Securities Exchange Act of 1934.

    The 5,016,801 maximum number of shares available under the Restated Plan represents approximately 8.4% of the Common Stock issued and outstanding on March 15, 1996 (or less than 10% when combined with shares reserved under all other non-qualified compensatory stock benefit plans of the Company). Upon receipt of stockholder approval, the Company plans to register under the Securities Act of 1933 the additional shares available under the Plan.

    STOCK OPTIONS. An Option is the right to purchase shares of Common Stock at a future date at a specified price ("Option price"). The Option price is the Fair Market Value on the date of grant or such lesser amount as may be determined by the Compensation Committee. The Compensation Committee has to date not granted "below market" options, nor repriced options, although it has authority to do so.

    An Option may either be an incentive stock option ("ISO"), as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or a nonqualified stock option. An ISO may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company and its subsidiaries unless the Option price is at least 110% of the fair market value of shares of Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. The aggregate fair market value of shares of Common Stock (determined at the time the Option is granted) for which ISOs may be first exercisable by an Option holder during any calendar year under the 1991 Plan or any other plan of the Company or its subsidiaries may not exceed $100,000. A nonqualified stock option is not subject to any of these limitations.

    Options are not transferable by an Option holder other than by will or the laws of descent and distribution and are exercisable, during his or her lifetime, only by the Option holder, except as may be permitted by the Compensation Committee in the limited donative contexts referred to above. Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in cash, in shares of Common Stock having a fair market value equal to the Option price (to the extent permitted by the Committee), or any combination of cash and shares. The Committee typically requires that any shares so used must have been owned at least six months before the exercise event.

    Subject to early termination or acceleration provisions (which are summarized below), an Option is exercisable, in whole or in part, from the date specified in the related Award agreement until the expiration date determined by the Committee. In no event, however, is an Option exercisable more than 10 years after its date of grant.

    STOCK APPRECIATION RIGHTS. In its discretion, the Committee may grant an SAR concurrently with or related to the grant of an Option or other Award, which SAR may extend to all or a portion of the shares covered by such other Award. An SAR typically is the right to receive, upon exercise, payment of an amount per share equal to the excess of the fair market value of the Common Stock on the date of exercise over the base or exercise price of the related Award. An SAR may be exercisable only when and to the extent that the related Award is exercisable or may be exercisable only during specified circumstances in or related to a change in control or other extraordinary corporate transaction.

    The Compensation Committee, in its discretion, may provide for payment by the Company upon exercise of an SAR to be made solely in shares of Common Stock (valued at fair market value at date of exercise), in cash, or in a combination of Common Stock and cash, or leave the election to the participant, subject to any applicable legal requirements.

    RESTRICTED STOCK AWARDS. A Restricted Stock Award is an Award for a fixed number of shares of Common Stock subject to restrictions based upon the passage of time and continued employment, performance and/or other factors. The Compensation Committee specifies the price, if any, the participant must pay for such shares and the restrictions imposed on such shares, which typically will not terminate earlier than six months after the Award date. The Committee has authorized only two (2) Restricted Stock Awards under the 1991 Plan, of which only 17,500 have vested and none remain outstanding.

    Restricted Stock awarded to a participant may not be voluntarily or involuntarily sold, assigned, transferred, pledged or encumbered during the restricted period and typically will be forfeited if it fails to vest before a termination of service. Typically, the recipient of the Restricted Stock Award will be permitted to vote the shares but will not be entitled to any dividends paid on such shares until they have vested, at which time cash in the amount of the restricted dividends also may vest.

    PERFORMANCE SHARE AWARDS. A Performance Share Award entitles a participant to receive payments if certain objectives set forth in the related Award Agreement are met over a performance measurement period specified in the Award Agreement, but not less than six months. The Compensation Committee determines the officers or key employees to be granted Awards of Performance Shares, the time of such grants, the length of the performance measurement period and the performance objectives (based upon such person's and/or the Company's performance) to be met.

    A participant may receive payment of all, part or none of his or her Performance Shares depending upon whether the performance objectives established by the Compensation Committee in granting the Performance Share Award are met. Payments for Performance Shares are made as soon as practical after the end of the performance measurement period. These Awards may be paid in cash or in shares of Common Stock or in a combination of Common Stock and cash, all as determined by the Committee. To the extent a Performance Share Award is paid in shares of Common Stock or cash, the number of shares of Common Stock subject to the Award is charged against the maximum amount of Common Stock that may be issued under the Restated Plan. The Committee may provide for full or partial credit of an Award prior to completion of the performance cycle or the attainment of the performance goal specified in the Award in the event of the participant's death, retirement, disability, a Change in Control Event (as defined in the Restated Plan) or such other circumstances as the Committee may determine.

    PERFORMANCE-BASED AWARDS UNDER THE 162(M) REGULATIONS; BUSINESS CRITERIA. Without limiting the generality of the foregoing, and in addition to Awards under other provisions of the Restated Plan, the Compensation Committee may grant performance-based awards within the meaning of the 162(m) Regulations (in addition to Options and SARs granted at Option prices at or above fair market value) based on the performance of the Company or its operating units pursuant to the following business criteria: net earnings; cash flow; return on equity, on assets, or on net investment; or cost containment or reduction ("Other Performance-Based Awards"). Such Awards are earned and payable only if performance reaches specific, preestablished performance goals approved by the Compensation Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. Performance goals may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the goals were set.

    The eligible class of persons for these Other Performance-Based Awards is the executive officers of the Company. In no event may grants of this type of Award in any fiscal year to any participant relate to more than 500,000 shares or $10 million if payable only in cash. Before any Other Performance-Based Award is paid, the Committee must certify that the material terms of the Other Performance-Based Award were satisfied. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards.

    STOCK BONUSES. The Compensation Committee may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on the shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Compensation Committee. These stock grants may be independent of, or in lieu of, a cash bonus (e.g., a cash bonus payable under the AIP Plan). When granted in lieu of awards otherwise payable in cash, the value of the Shares will typically be their fair market value (discounted, if appropriate, to reflect any restrictions on the shares). (Options or other awards also may be granted in lieu of cash bonuses.) Stock bonuses may be structured as Performance Share Awards or Other Performance-Based Awards.

    TERMINATION OF EMPLOYMENT. Unless the Committee otherwise provides: upon a termination of service, restricted or performance shares not then vested or issued, and Options or SARs not then exercisable, typically will be forfeited or terminated, as the case may be, in accordance with the terms of the related Award Agreements. In addition, the Options or SARs held by a Participant which have become exercisable generally must be exercised within three months after the termination or, in the case of death, disability or retirement 12 months after the termination. The Committee, however, has the authority to waive these limits and to accelerate exercisability or vesting or settle Awards in these and other circumstances.

    ADJUSTMENTS TO AND ACCELERATION OF AWARDS. In addition to those adjustments described above, the Committee may adjust Awards to provide for their assumption, conversion or settlement in a reorganization or similar context in order to prevent dilution or enlargement of rights. In addition, upon the occurrence of a Change in Control (as defined in the Restated Plan), or approval by the stockholders of the Company of a dissolution or liquidation, or a merger or other reorganization resulting in the Company's stockholders holding less than 50% of the voting stock of the surviving entity, or a sale of substantially all the assets of the Company (collectively, an "Event"), each Option and each related SAR will immediately become exercisable, each share covered by a Restricted Stock Award will immediately vest free of restrictions, and each share covered by a Performance Share Award will be issued to the participant, unless the Committee otherwise provides. In such circumstances, the Committee may accelerate an Award to a date less than six months after its applicable date of grant. A Change of Control generally will be deemed to occur under the Restated Plan if any person (with limited exceptions for Mr. Murdock and certain related persons and entities who currently own over 20% of the common stock and for certain institutional investors) becomes the beneficial owner of Company securities representing 20% or more of the combined voting power of the Company's outstanding securities. Acceleration of vesting or exercisability also is permitted under other circumstances, such as a termination of employment.

    TERMINATION AND AMENDMENTS. The Board of Directors retains the authority to terminate or amend the Restated Plan, while the Compensation Committee has limited authority to amend the Restated Plan. However, if an amendment would (i) materially increase the benefits accruing to recipients of Awards under the Restated Plan, (ii) materially increase the aggregate number of shares which may be issued under the Restated Plan, or (iii) materially modify the requirements as to eligibility for participation under the Restated Plan, the amendment also must be approved, to the extent then required by the Internal Revenue Code or any other applicable law (including Rule 16b-3 under the Securities Exchange Act of 1934), by the stockholders. Unless previously terminated by the Board of Directors, no Award may be granted under the Restated Plan after May 14, 2001, although Awards previously granted may thereafter be amended consistent with the terms of the Restated Plan. Individual Awards may be amended by the Compensation Committee in any manner consistent with the Restated Plan, including amendments that effectively reprice options without changes to other terms. Amendments that adversely affect the holder of an Award, however, are subject to his or her consent.

    The Restated Plan is not exclusive and does not limit the authority of the Board of Directors or the Compensation Committee to grant other awards, in stock or cash, or to authorize other compensation, under any other plan or authority.

    SECTION 16. The Restated Plan is intended to continue to conform to applicable provisions of Rule 16b-3 of the Securities Exchange Act of 1934. Rule 16b-3 provides certain exemptions from the liability provisions of the
Securities Exchange Act of 1934 for awards to and related actions by participants subject to Section 16(b) of the Act (e.g., directors and executive officers) under plans and circumstances conforming to the conditions of the Rule. Under the Restated Plan, the Compensation Committee may authorize Awards that do not meet these conditions and that thus may be "matchable" for purposes of Section 16(b).

FEDERAL INCOME TAX TREATMENT OF AWARDS

    The following is a general description of current federal income tax consequences to participants and the Company relating to nonqualified and incentive stock options and certain other awards that may be granted under the Restated Plan. This discussion does not purport to cover all tax consequences relating to stock options and other awards.

    NONQUALIFIED STOCK OPTIONS. A nonqualified stock option issued under the Restated Plan will not result in any taxable income to the Option holder or deduction to the Company at the time it is granted. The Option holder generally will realize ordinary income at the time of exercise equal to the excess of the then fair market value of the shares received over the Option price. The amount of ordinary income recognized by the Option holder is deductible by the Company in the year the income is recognized. Upon a subsequent disposition of the shares, the Option holder will realize short-term or long-term capital gain or loss. The Company will not be entitled to any further deduction at that time.

    INCENTIVE STOCK OPTIONS. An ISO does not result in any taxable income to the Option holder or deduction to the Company at the time it is granted or exercised, provided the Option is exercised no later than three months after termination of employment for reasons other than death or disability (one year after termination of employment because of death or disability) and the stock is held for a period of at least two years after the date of grant and one year after the date of exercise. The excess of the fair market value of the stock received over the Option price is, however, includable in alternative minimum taxable income at the time of exercise for purposes of determining liability for the alternative minimum tax. The subsequent sale of the shares will generally result in long-term capital gain on the excess of the sale price over the Option price. If, however, the Option holder disposes of the shares within two years from the date of grant or within one year from the date of exercise, the difference between the fair market value of the shares at the date of exercise and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold. Any additional gain will be taxed as a capital gain. The amount of ordinary income is limited to the excess of the selling price over the amount paid for the shares if the selling price is less than the fair market value of the shares at the date of exercise. If the shares are disposed of at a loss (sale price less than amount paid for the stock), the loss is a capital loss.

    STOCK APPRECIATION RIGHTS. A participant is not subject to tax at the time an SAR is granted, and the Company will not be entitled to a deduction at that time. However, shares of Common Stock or cash delivered pursuant to the exercise of a SAR are taxable as ordinary income to the participant, and the Company is entitled to a corresponding deduction equal to the income realized by the participant.

    RESTRICTED STOCK. A participant (with limited exception) is not taxed at the date of grant of restricted stock, but is taxed at ordinary income rates on the fair market value of any shares of stock received as the restrictions lapse, at which time the Company has a corresponding deduction. Dividends paid on restricted stock are taxed when received.

    PERFORMANCE SHARES; STOCK BONUSES. A participant is taxed at ordinary income rates with respect to any cash payments and the fair market value of shares of stock received as payment for Performance Shares or a stock bonus at the time of the receipt of payment, unless an effective deferral election is made. The Company is entitled to a corresponding deduction when the participant is taxed.

    INCOME RESULTING FROM EVENTS. If, as a result of the occurrence of a change in control (e.g., upon an Event), an Option holder's Options or SARs become exercisable, the restrictions on Restricted Stock Awards lapse, or shares are issued pursuant to Performance Share Awards, the Option holder or participant may be deemed to have received "parachute payments". If the additional value received as a result of acceleration exceeds a certain threshold amount approximating 300% of the person's average annual taxable compensation over the five calendar years preceding the year in which the Change in Control occurs, the excess of the total of such amounts over such person's average annual taxable compensation generally will be subject to a 20% non-deductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for the payments that are subject to the excise tax.

    SECTION 162(M) QUALIFICATION. Notwithstanding the foregoing discussion with respect to the deductibility of compensation under the Restated Plan, the 162(m) Regulations would render non-deductible to the Company certain compensation in excess of $1 million paid in any year to certain executive officers of the Company (i.e., the Chief Executive Officer or one of the four other most highly compensated executive officers of the Company, the "IRC Officers"), unless such excess compensation is "performance-based" (as defined under applicable IRS regulations) or is otherwise exempt from the 162(m) Regulations. The applicable conditions of an exemption for a performance-based compensation plan include, among others, a requirement that the stockholders approve the material terms of the Restated Plan. Stock options and SARs (if granted at an option price of at least fair market value on the date of grant) and certain (but not all) other types of Performance Share Awards that may be granted to IRC Officers under the Restated Plan are intended to qualify for the exemption for performance-based compensation under the 162(m) Regulations. However, in light of uncertainties regarding its ultimate interpretation, no assurances can be given that all compensation intended to so qualify will in fact be deductible if the non-qualifying amount should, together with other non-exempt compensation paid to an IRC Officer, exceed $1 million.

    The above tax summary is based upon federal income tax laws in effect as of March 15, 1996.

INFORMATION CONCERNING SPECIFIC GRANTS

    The number, amount and type of Awards to be received by or allocated to eligible persons under the Restated Plan cannot be determined at this time. The Committee has not yet considered any specific Awards under the additional authority that would be authorized by the amendments. The "Option/SAR Grants In The Last Fiscal Year" table on page 11 provides information concerning grants of options to purchase an aggregate 121,579 shares under the 1991 Plan during 1995 to the Named Executive Officers. Grants of Options under the 1991 Plan also were made to Named Executive Officers and other persons during 1996. The following table reflects information concerning the 1996 grants under the 1991 Plan prior to its amendment.

                             1996 OPTION/SAR GRANTS

                                             PERCENT OF TOTAL
                                               OPTIONS/SARS                                  POTENTIAL REALIZABLE VALUE AT
                                                GRANTED TO      EXERCISE OR
                                  NUMBER         EMPLOYEES      BASE PRICE   EXPIRATION   ASSUMED ANNUAL RATES OF STOCK PRICE
                                SHARES (2)        IN 1996           (2)         DATE      APPRECIATION FOR OPTION TERM (1)(2)
                                -----------  -----------------  -----------  -----------  ------------------------------------
                                                                                              0%           5%          10%
                                                                                          -----------  ----------  -----------
David H. Murdock..............      90,000           12.7%       $   38.50       2/7/06    $       0   $2,178,900  $ 5,522,400
David A. DeLorenzo............      40,000            5.6%       $   38.50       2/7/06    $       0   $  968,400  $ 2,454,400
Gerald W. LaFleur.............      22,200            3.1%       $   38.50       2/7/06    $       0   $  537,462  $ 1,362,192
Michael S. Karsner............      11,000            1.6%       $   38.50       2/7/06    $       0   $  266,310  $   674,960
J. Brett Tibbitts.............       7,500            1.1%       $   38.50       2/7/06    $       0   $  181,575  $   460,200
All Executive Officers........     194,300           27.4%       $   38.50       2/7/06    $       0   $4,704,003  $11,922,248
as a Group (9 individuals)

* The market price of the Common Stock was $40.875 on March 22, 1996.

------------------------

(1) The amounts under the columns labeled "5%" and "10%" are included pursuant to certain rules promulgated by the SEC and are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. Such amounts are based on the assumption that the named persons hold options granted for their full ten-year term. The actual value of the Options will vary in accordance with the market price of the Company's Common Stock. The column headed "0%" is included to demonstrate that the Options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price (see footnote 2 below), which increase benefits all stockholders commensurately. The Company did not use an alternative formula to attempt to value Options at the date of grant, as management is not aware of any formula which determines with reasonable accuracy a present value of Options of the type granted to the optionees.

(2) Options vest according to a schedule reflecting specific stock appreciation hurdles. Except as noted, none of the Options set forth in this table vest until the stock price reaches $46.25, or slightly more than a 20% increase over the exercise price. Options will vest in 25% increments upon achieving or exceeding specified price hurdles (ranging from $46.25 to $52.00) for a period of thirty (30) consecutive trading days. To preserve the favorable accounting treatment generally associated with these stock option grants, any options which have not vested by the tenth year following the grant will become fully vested three (3) months before the end of the ten (10) year term.

The amended provisions of the Restated Plan may, in the Committee's discretion, be applied to these and other outstanding Awards.

Messrs. Murdock and DeLorenzo currently are the only directors eligible to receive Awards under the Restated Plan.

THE  BOARD OF  DIRECTORS RECOMMENDS  A VOTE "FOR"  THE APPROVAL  OF THE RESTATED
PLAN.

                                   PROPOSAL 3

                     APPROVAL OF THE NON-EMPLOYEE DIRECTORS
                   DEFERRED STOCK AND CASH COMPENSATION PLAN

    On February 1, 1996, the Board of Directors adopted a new Non-Employee Directors Deferred Stock and Cash Compensation Plan (the "DSCP Plan"), subject to stockholder approval at the Annual Meeting. The material provisions of the DSCP Plan are summarized below. This summary is qualified in its entirety by reference to the complete text of the DSCP Plan, a copy of which will be provided upon request to the Corporate Secretary's Office, at the address set forth on the cover page. Telephone requests should be directed to (818) 879-6600, ext. 6814.

SUMMARY OF THE DSCP PLAN

    Non-employee directors of the Company currently receive cash remuneration in the form of an annual retainer of $24,000, plus regular and special meeting fees, all of which may be deferred under a Board of Directors Deferred Compensation Plan adopted in 1993 (the "1993 Cash Plan"). See "Renumeration of Directors". Under the DSCP Plan, one-half of the retainer (the "Retainer Amount"), currently $12,000 per year, will be allocated to stock units payable solely in Common Stock following a termination of service. Eligible directors may elect for specified periods to receive their remaining compensation in cash, as currently paid, or to defer all or part of their remaining compensation in stock units or deferred cash accounts.

    The purpose of the DSCP Plan is to attract and retain directors and further align the interests of directors and stockholders in enhancing the value of Common Stock, while at the same time enabling the directors to defer, for tax purposes, the taxation of their deferred compensation. No additional dollars (except for interest credits on cash deferrals) will be paid to directors through the DSCP Plan.

    Under the DSCP Plan, each eligible director will receive, on June 30 of each year, stock units equal to the number of shares of Common Stock that the Retainer Amount would then buy. Elective deferrals will be credited initially to cash accounts; stock deferrals will be credited to stock units based on the market price of shares, semi-annually, in arrears. All accounts will be fully vested as credited. Eligible directors include all directors who are not officers or employees of the Company or a subsidiary.

    The value of the Common Stock for purposes of establishing the number of stock units to be credited will be its fair market value at the time of crediting, based on the average reported price over the preceding ten trading days. Over the 10-year term of the DSCP Plan, an aggregate of not more than 100,000 shares of Common Stock may be issued in the aggregate, in lieu of their cash retainers and fees. Upon receipt of stockholder approval, the Company intends to register under the Securities Act of 1933 the number of shares of its Common Stock reserved for issuance under the DSCP Plan.

    Stock units credited will constitute bookkeeping entries that will be settled and paid in an equivalent number of shares of Common Stock upon a director's termination of service on the Board of Directors. A director may irrevocably elect to receive his or her accrued stock units in shares, in a lump-sum or in equal annual installments of shares of Common Stock, over a period of up to five years after termination of service. However, if a director dies or is disabled or certain events (including a change in control) have occurred and the director's service has ended, the stock units will be paid in a lump-sum, in shares. During the period the director's interest is represented by stock units, a director will have no voting, dividend or other rights of a stockholder with respect to the shares to be issued, but the director will be entitled to additional stock units representing dividend equivalents based on cash dividends and distributions (if any) on an equivalent number of shares (converted to additional stock units based on the average market value of shares on the applicable crediting dates).

    The director's economic interest in stock units is similar to a stockholder's interest in the underlying shares. This interest will be disclosed in the stock ownership tables and counted for purposes of stock ownership guidelines. The number of stock units and shares subject to the DSCP Plan are subject to appropriate adjustment in the event of a stock split, recapitalization, reorganization or similar event.

PARTICIPATION

    If the DSCP Plan had been in effect in 1995, the average market price for crediting purposes for mandatory participation would have been $29.09 and the annual benefit to each eligible director (excluding dividends) would have been
412.51 stock units (calculated based on the $12,000 annual stock unit credit divided by the average share price of $29.09 per share as of June 30, 1995) and 2062.56 stock units in the aggregate to all five eligible directors as a group. Elective deferrals to stock unit accounts must be made at least six months in advance of the applicable crediting date. Cash deferral accounts (including accounts established pending stock unit crediting) will be credited at a rate equal to 120% of an applicable federal rate for quarterly compounding in the month of crediting.

    Those directors eligible to participate in the elective components of the DSCP will not be presented with their election forms until the Plan is approved by stockholders.

TERM; AMENDMENTS

    The DSCP Plan is a ten-year plan, and is subject to amendment or earlier termination by the Board of Directors. The compensation of directors, including the DSCP Plan, may be amended from time to time by the Board of Directors in its sole discretion, without stockholder approval, but subject to applicable legal requirements, including Rule 16b-3 considerations.

TAX CONSEQUENCES

    In general, under current federal income tax laws, a participant will not recognize income and the Company will not be entitled to any deduction upon the election to defer compensation and the crediting or vesting of cash deferrals, stock units and dividend equivalents under the Plan. A participant will recognize ordinary income in an amount equal to the cash distribution and fair market value of the Common Stock at the time or times the stock units are paid in shares to a director following a termination of service. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

RECOMMENDATION OF THE BOARD

    All directors (except Messrs. Murdock and DeLorenzo), subject to election and stockholder approval, are eligible to and required to participate in the mandatory part and may elect to participate in the elective part of the DSCP Plan and thus have a personal interest in the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DSCP PLAN.

                                   PROPOSAL 4

                                  ELECTION OF
                  INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed Arthur Andersen LLP as the Company's independent public accountants and auditors for the 1996 fiscal year ending December 28, 1996, subject to stockholder approval. Arthur Andersen LLP (and its predecessors) has served as the Company's independent public accountants and auditors since 1985.

    Services which will be provided to the Company and its subsidiaries by Arthur Andersen LLP with respect to the 1996 fiscal year include the examination of the Company's consolidated financial statements, reviews of quarterly reports, services related to filings with the SEC and consultations on various tax matters.

    A representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as he may desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS.

                                 MISCELLANEOUS

OTHER MATTERS

    If any other matters properly come before the meeting, it is the intention of the proxy holders to vote in their discretion on such matters pursuant to the authority granted in the proxy and permitted under applicable law.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and holders of more than 10% of a company's registered class of securities file reports of their ownership of a company's securities with the SEC. Based on a review of these reports, the Company believes that its reporting persons complied with all applicable filing requirements, except one report concerning the acquisition of 170 shares by Elaine Chao. This transaction was reported promptly to the Company by Ms. Chao, but inadvertently filed subsequent to the applicable due date.

COST OF SOLICITING PROXIES

    The expenses of preparing and mailing the Notice of Annual Meeting, the Proxy Statement and the proxy card(s) will be paid by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and employees of the Company (who will receive no additional compensation) by personal interviews, telephone, telegraph and facsimile. The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies. D. F. King & Co., Inc. will be paid approximately $5,500, plus out-of-pocket expenses, for its services. It is anticipated that banks, custodians, nominees and fiduciaries will forward proxy soliciting material to beneficial owners of the Company's Common Stock and that such persons will be reimbursed by the Company for their expenses incurred in so doing.

PROPOSALS OF STOCKHOLDERS

    The 1997 Annual Meeting of Stockholders is presently expected to be held on or about May 15, 1997. To be considered for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting, proposals of stockholders intended to be presented at the Meeting must be received by the Corporate Secretary, Dole Food Company, Inc., 31365 Oak Crest Drive, Westlake Village, California 91361, no later than December 5, 1996.

                                          By Order of the Board of Directors,

                                          [SIG]
                                          J. Brett Tibbitts
                                          CORPORATE SECRETARY

March 27, 1996

                               DOLE FOOD COMPANY, INC.
                           1991 STOCK OPTION AND AWARD PLAN
                         (as amended through February 1, 1996)

                                  TABLE OF CONTENTS

                                                                           Page
                                                                           ----

I.    DEFINITIONS...........................................................  1
      1.1   Definitions.....................................................  1

II.   GENERAL AND ADMINISTRATIVE PROVISIONS.................................  5
      2.1   Purpose.........................................................  5
      2.2   Administration..................................................  5
      2.3   Participation...................................................  6
      2.4   Stock Subject to this Plan......................................  7
      2.5   Grant and Maximum Term of Awards................................  7
      2.6   Exercise of Awards..............................................  7

III.  OPTIONS...............................................................  8
      3.1   Grants..........................................................  8
      3.2   Option Price....................................................  8
      3.3   Option Period...................................................  9
      3.4   Exercise of Options.............................................  9
      3.5   Limitations on Grant of Incentive Stock Options.................. 9

IV.   STOCK APPRECIATION RIGHTS............................................. 10
      4.1   Grants.......................................................... 10
      4.2   Exercise of Stock Appreciation Rights........................... 10
      4.3   Payment......................................................... 11

V.    RESTRICTED STOCK AWARDS............................................... 12
      5.1   Grants.......................................................... 12
      5.2   Restrictions.................................................... 12

VI.   PERFORMANCE SHARE AWARDS.............................................. 12
      6.1   Grants.......................................................... 12
      6.2   Section 162(m) Performance-Based Share Awards................... 13

VII.  OTHER PROVISIONS...................................................... 14
      7.1   Rights of Eligible Employees, Participants and Beneficiaries.... 14
      7.2   Adjustments Upon a Reorganization or Changes in Capitalization.. 16
      7.3   Effect of Termination of Employment............................. 18
      7.4   Acceleration of Awards Upon an Event; Other Changes in Awards... 19
      7.5   Compliance; Government Regulations.............................. 19
      7.6   Tax Withholding................................................. 19
      7.7   Amendment, Termination and Suspension........................... 20
      7.8   Privileges of Stock Ownership; Nondistributive Intent........... 21

      7.9   Effective Date of this Plan..................................... 22
      7.10  Term of this Plan............................................... 22
      7.11  Governing Law................................................... 22
      7.12  Limitations as to Executive Officers............................ 22
      7.13  Captions........................................................ 23
      7.14  No Fractional Interest.......................................... 23
      7.15  Non-Exclusivity of Plan......................................... 23

                               DOLE FOOD COMPANY, INC.
                           1991 STOCK OPTION AND AWARD PLAN
                         (as amended through February 1, 1996)


I.   DEFINITIONS.

   1.1   DEFINITIONS.

         (a) "AWARD" shall mean an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award or Performance Share Award, in each case granted under this Plan.

         (b) "AWARD AGREEMENT" shall mean a written agreement setting forth the terms of an Award.

         (c) "AWARD DATE" shall mean the date upon which the Committee took the action granting an Award or such later date as is prescribed by the Committee.

         (d) "AWARD PERIOD" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

         (e) "BENEFICIARY" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

         (f)  "BOARD" shall mean the Board of Directors of the Corporation.

         (g) "CHANGE IN CONTROL" shall be deemed to have occurred if (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding shares of Common Stock at the time of the adoption of this Plan ( or any affiliate, successor, heir, descendent or related party of or to any such person), becomes the "beneficial owner" (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

         (h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (i)  "COMMISSION" shall mean the Securities and Exchange Commission.

         (j) "COMMITTEE" shall mean the Corporate Compensation and Benefits Committee appointed by the Board and consisting of two or more Board members, each of whom, during such time as one or more Participants may be subject to
Section 16 of the Exchange Act, shall be a Disinterested Director.

         (k)  "COMMON STOCK" shall mean the Common Stock of the Corporation.

         (l)  "COMPANY" shall mean the Corporation and/or its Subsidiaries.

         (m) "CORPORATION" shall mean Dole Food Company, Inc., a Hawaii corporation, and its successors.

         (n) "DEFERRED EFFECTIVE DATE" shall mean the date of the expiration of the transition period in respect of Rule 16b-3, unless the Corporate Compensation and Benefits Committee of the Board of Directors of the Company decides otherwise.

         (o) "DISINTERESTED DIRECTOR" shall mean a member of the Board who was not, during the year prior to being appointed to the Committee, or during the period of service as an administrator hereunder, granted or awarded equity securities pursuant to the Plan or pursuant to any other plan of the Corporation or its affiliates, except to the extent consistent with the disinterested plan administration requirements under Rule 16b-3 and Section 162(m) of the Code.

         (p) "ELIGIBLE EMPLOYEE" shall mean an officer or key employee of the Company.

         (q)  "EVENT" shall mean any of the following:

              (1) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

              (2) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation;

              (3) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

              (4)  A Change in Control.

         (r) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (s) "FAIR MARKET VALUE" shall mean the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; provided, however, that if the stock is not listed or admitted to trade on a national securities exchange, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for Plan purposes.

         (t) "INCENTIVE STOCK OPTION" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

         (u) "NONQUALIFIED STOCK OPTION" shall mean an Option which is designated as a Nonqualified Stock Option.

         (v) "OPTION" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

         (w) "PARTICIPANT" shall mean an Eligible Employee who has been granted an Award.

         (x) "PERFORMANCE SHARE AWARD" shall mean an award of shares of Common Stock, issuance of which is contingent upon attainment of performance objectives specified by the Committee, and the vesting of which may be subject to other restrictions, or an award of shares as a bonus for achievement of objectives or otherwise exceptional individual performance or business results.

         (y) "PERSONAL REPRESENTATIVE" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights and receive the benefits specified in this Plan.

         (z) "PLAN" shall mean the Dole Food Company, Inc. 1991 Stock Option and Award Plan.

         (aa) "QDRO" shall mean an order requiring the transfer of an Award or portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

         (bb) "RESTRICTED STOCK" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

         (cc) "RESTRICTED STOCK AWARD" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

         (dd) "RETIREMENT" shall mean retirement from active service as an employee or officer of the Company on or after obtaining age 55 with ten or more years of service or age 65.

         (ee) "RULE 16B-3" shall mean Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act in effect (a) prior to May 1, 1991 during the period prior to the Deferred Effective Date and (b) on or after May 1, 1991 during the period on and after the Deferred Effective Date.

         (ff) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

         (gg) "STOCK APPRECIATION RIGHT" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 4.3.

         (hh) "SUBSIDIARY" shall mean any corporation or other entity a majority or more of the outstanding voting stock or voting power of which is beneficially owned directly or indirectly by the Corporation.

         (ii) "TOTAL DISABILITY" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.


II.   GENERAL AND ADMINISTRATIVE PROVISIONS.

  2.1    PURPOSE.

         The purpose of this Plan is to promote the success of the Company and the interest of its stockholders by providing a means to attract and retain key employees by providing them long-term incentives to improve the financial performance of the Company.

  2.2    ADMINISTRATION.

         (a) COMMITTEE. This Plan shall be administered by and Awards shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. If action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

         (b) PLAN AWARDS; INTERPRETATION; POWERS OF THE COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to further define the terms used in this Plan; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to determine who is an Eligible Employee and the particular Eligible Employees who will receive Awards; to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded; to determine the other specific terms and conditions of such Awards, including performance criteria and goals, consistent with the express limits of this Plan, establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards; to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants); to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 7.7; to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 2.5; and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

         (c) BINDING DECISIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters related to this Plan. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

         (d) CHANGES TO COMMITTEE. Subject to the requirements of Section 1.1(j), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

  2.3    PARTICIPATION.

         Awards may be granted only to Eligible Employees.  An Eligible
Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Members of the Board who are not officers or employees of the Company, and members of the Committee, shall not be eligible to receive Awards.

  2.4    STOCK SUBJECT TO THIS PLAN.

         (a) AVAILABLE SHARES. The stock to be offered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The maximum number of shares of Common Stock that may be issued pursuant to Awards granted under this Plan shall not exceed the sum of 5,000,000 shares, subject to adjustments (including the adjustments for the distribution of shares of Castle & Cooke, Inc. in December 1995) as set forth in Section 7.2. If any Option and any related Stock Appreciation Right shall lapse or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award which does not vest or any Common Stock subject to a Performance Share Award which has not been issued or become issuable, the unpurchased or unvested shares subject thereto, to the extent consistent with Rule 16b-3, shall again be available for reissue for purposes of this Plan.

         (b) INDIVIDUAL MAXIMUM. The maximum number of shares subject to Options or Stock Appreciation Rights that during any calendar year are granted to any one person shall be limited to 500,000 and the maximum number of shares in the aggregate subject to all Awards that during any calendar year are granted to any individual under this Plan shall be 750,000. Tandem or alternative Awards shall be counted only once for these purposes, unless otherwise required by Section 162(m). Any Awards that are cancelled or repriced during the year shall be counted against this limit, to the extent required by Section 162(m).

         (c) ADJUSTMENTS.  Each of the foregoing numerical limits in this
Section 2.4 shall be subject to adjustments as contemplated by this Section 2.4 and Section 7.2.

  2.5    GRANT AND MAXIMUM TERM OF AWARDS.

         Subject to the express provisions of this Plan, the Committee has the authority to grant Awards. The grant of an Award is made on the Award Date. The maximum term of an Award is ten years.

  2.6    EXERCISE OF AWARDS.

         An Option or Stock Appreciation Right shall be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with
Section 3.2, except as may be necessary or advisable to be made following delivery of written notice of exercise in accordance with Section 3.2. Notwithstanding any other provision of this Plan, the Committee may impose, by rule and/or in an Award Agreement, such conditions upon the exercise of any Award (including, without limitation, conditions limiting the time of exercise to specified periods) necessary for those persons subject to the reporting and liability provisions of Section 16 of the Exchange Act to avoid liability under Section 16 of the Exchange Act or to secure the benefits otherwise available under any applicable exemptive or other rule hereunder with respect to a "plan" or particular award or action related thereto.

III.  OPTIONS.

  3.1    GRANTS.

         One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated in the applicable Award Agreement by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option.

  3.2    OPTION PRICE.

         (a) MINIMUM PRICE. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash, by electronic funds transfer, or by certified or cashier's check payable to the order of the Corporation; (ii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of
Section 7.5; or (iii) by delivery of shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and (without limiting the generality of the foregoing) any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

         (b) CASHLESS EXERCISE. In addition to the payment methods described in Section 3.2(a), the Option (or the Committee) may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise disallowed by the Committee, any applicable tax withholding under Section 7.6. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

  3.3    OPTION PERIOD.

         Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as provided in or pursuant to Section 7.2 or 7.3.

  3.4    EXERCISE OF OPTIONS.

         Except as otherwise provided in or pursuant to Sections 7.2, 7.3 and 7.4, an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No shares issuable upon exercise of an Option shall be exercisable until at least six months after the Award Date. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares. Not less than 100 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

  3.5    LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS.

         (a) $100,000 LIMIT. To the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Corporation may, in the manner and to the extent permitted by law, designate which shares of Common

Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option under this Plan.

         (b) OTHER TERMS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in
Section 422 of the Code.

         (c) 10% OWNERS. No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns (or is deemed to own) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

IV.   STOCK APPRECIATION RIGHTS.

  4.1    GRANTS.

         In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options or thereafter with respect to an outstanding Option, on such terms as set forth by the Committee in the Award Agreement for such Option, including in circumstances involving a Change in Control or other Event or a termination of employment, or in anticipation thereof. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 4.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

  4.2    EXERCISE OF STOCK APPRECIATION RIGHTS.

         (a) TIME/VALUE. A Stock Appreciation Right shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the Option price of the related Option.

         (b) SHARE ACCOUNTING. In the event that a Stock Appreciation Right is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

         (c) ADJUSTMENTS. If a Stock Appreciation Right extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

  4.3    PAYMENT.

         (a) AMOUNT. Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying:

              (i) the difference obtained by subtracting the Option price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

              (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

         (b) FORM. The Committee, in its sole discretion, may provide for payment upon exercise under Section 4.3(a) to be solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, or may leave the election to the Participant, subject to any applicable legal requirements and, in the case of Participants subject to Section 16 of the Exchange Act, the limitations under Rule 16b-3, if applicable. Absent a determination to the contrary by the Committee, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option.

         (c) VARIANCE. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the specific form of payment or may provide for a different specified amount of cash or stock or a combination thereof to be delivered upon exercise of a Stock Appreciation Right.

V.    RESTRICTED STOCK AWARDS.

  5.1    GRANTS.

         Subject to Section 2.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six months after the Award Date.

  5.2 RESTRICTIONS. Unless the Committee otherwise expressly provides in the Award Agreement, during the restricted period Restricted Stock Awards shall be subject to the following restrictions:

         (a) the shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested;

         (b) the holder shall have voting rights but shall not be entitled to dividends in respect of the restricted shares until they have vested, at which time accrued and paid dividends on such shares shall also vest;

         (c) any cash paid by a holder to acquire restricted shares shall be returned to the holder, without interest, if the restricted shares do not vest; and

         (d) shares of Restricted Stock (and any related dividends) that are subject to restrictions at the time of termination of employment, or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement, shall not vest and shall be returned to the Corporation.


VI.   PERFORMANCE SHARE AWARDS.

  6.1    GRANTS.

         The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon: the appreciation in the Fair Market Value, book value or other measure of value of the Common Stock; the performance of the Company based on earnings or cash flow; or such other factors as the Committee shall determine. In making such determinations, the Committee shall consider (among other factors deemed relevant to the specific award type), the Eligible Employee's contributions to the Company, responsibilities and other compensation. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the required amount of appreciation in the Fair Market Value, book value or other measure of value of Common Stock, the required amount of change in the performance of the company based on earnings or cash flow of the Company or specified Subsidiary or other factors and other conditions determined by the Committee upon which issuance to the Participant shall be based, which issuance shall not be less than six months after the Award Date. To the extent a Performance Share Award constitutes an equity security (as this phrase is defined in Rule 16a-1 under the Exchange Act) issued by the Corporation and is paid in shares of Common Stock or cash, the number of shares of Common Stock subject to such Performance Share Award shall be charged against the maximum amount of Common Stock that may be issued pursuant to Awards under this Plan.

  6.2    SECTION 162(m) PERFORMANCE-BASED SHARE AWARDS.

         Without limiting the generality of the foregoing, and in addition to awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary or division basis with reference to net earnings (before or after tax), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the "performance criteria") relative to preestablished performance goals, may be granted under this Plan. The applicable business criteria and specific performance goal or goals ("targets") must be approved by the Committee in advance of any applicable deadline under the Code and while the performance relating to such targets remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than ten years. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set.

         (a) ELIGIBLE CLASS. The eligible class of persons for Awards under this Section 6.2 shall be executive officers of the Company.

         (b) MAXIMUM AWARD. In no event shall grants made in any calendar year to any one person under this Section 6.2 relate to more than 500,000 shares or a cash amount of more than $10 million.

         (c) COMMITTEE CERTIFICATION. Before any Performance-Based Award under this Section 6.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

         (d) TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 6.2, including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, IF the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.


VII.  OTHER PROVISIONS.

  7.1    RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES.

         (a) NO AWARD COMMITMENT. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

         (b) NO EMPLOYMENT COMMITMENT. Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

         (c)  NO TRANSFER OF AWARDS.

              (i) LIMIT ON EXERCISE. Except as provided herein and subject to Section 7.12, Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or for the account of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant. Subject to Sections 7.1(c)(ii), 7.5 and 7.12, the Committee may by express written authorization permit Awards to be exercised by and/or paid to certain persons or entities related to the Participant who are permitted transferees of the Participant without consideration, or to such other persons as the Committee deems appropriate, pursuant to such conditions and procedures as the Committee in writing may establish and set forth in or by amendment to an Award Agreement.

              (ii) LIMIT ON TRANSFER. No option, right or other Award granted under this Plan including, without limitation, any undistributed performance share or share of Restricted Stock that has not vested, shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation), except (i) by will or the laws of descent and distribution, or (ii) pursuant to any other exception to transfer restrictions expressly permitted by the Committee and set forth in the Award Agreement (or an amendment thereto) and, in the case of Awards intended to satisfy the conditions of Rule 16b-3, to the extent permitted by Rule 16b-3, and (iii) in the case of Awards comprising Incentive Stock Options, as permitted by the Code. Any attempted transfer in violation of these provisions shall be void and shall be disregarded.

         (c) DESIGNATION OF BENEFICIARY. The designation of a Beneficiary shall not constitute a transfer prohibited by the foregoing provisions.

         (d) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires any rights in respect of an Award hereunder, such rights shall be no greater than the rights of any unsecured general creditor of the Company.

  7.2    ADJUSTMENTS UPON A REORGANIZATION OR CHANGES IN CAPITALIZATION.

         (a) GENERAL. If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares, securities, or other property, or if additional shares or new or different securities or, other property are distributed with respect to the outstanding shares of the Common Stock, through a merger, combination, consolidation, or other reorganization or a recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of property to the stockholders of the Corporation which in the judgment of the Committee materially affects the value of the Common Stock, or if some other capital change or adjustment affecting the Common Stock shall be made, the Committee shall in such manner and to such extent as it deems an appropriate, equitable, and proportionate adjustment to the number and kind of securities, obligations or other consideration (including cash of other property) that is subject to or may be delivered under this Plan and pursuant to outstanding Awards and in any applicable performance standards and (if applicable) subsequent Awards, subject (i) in the case of a transaction that the Corporation does not survive as a legal entity to any required approval of the surviving or successor entity (or a parent or subsidiary thereof); (ii) in the case of a transaction to be accounted for as a pooling of interests, to any applicable limitations under generally accepted accounting principles; and (iii) to the provisions of Section 7.4 below. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, to be paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Corresponding adjustments shall be made with respect to Stock Appreciation Rights related to Options based upon the adjustments made to the Options to which they are related. Further, in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, reorganization, merger, consolidation, combination, sale of assets, split up, exchange, or spin off, the Committee may make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities, or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate
Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if it deems such action necessary or appropriate to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

         (b) SECTION 16 DEFERRAL. The foregoing adjustments to Awards granted to such Participants may be suspended or deferred for so long as the Committee determines that such adjustments adversely affect the ability of persons subject to the reporting and liability provisions of Section 16 of the Exchange Act to avoid liability under Section 16 of the Exchange Act.

         (c) ASSUMPTION; SUBSTITUTION; OTHER SETTLEMENT ADJUSTMENTS. Whether or not an Award is vested at the time of an Event, the Committee, prior to the Event but subject to any applicable limitations (in the case of a transaction to be accounted for as a pooling of interests) under generally accepted accounting principles, may in its discretion further provide in respect of any or all outstanding Awards:

              (i) for the assumption of the outstanding Awards by a successor entity, or a parent or subsidiary thereof, with appropriate adjustments to the type of securities or property to be delivered, or

              (ii) for the substitution for the outstanding Awards of new Awards covering securities, obligations or consideration (including cash or other property), or any combination thereof, of or from the Corporation or a successor entity, or a parent or subsidiary thereof, in either case with appropriate, proportionate, equitable adjustments as to number and kind of securities, obligations and/or other consideration deliverable in respect of the vesting or on exercise of an Award and the applicable exercise or other prices and conditions in respect thereof; or

              (iii) for the payment of the fair value of the outstanding Awards in complete settlement of all rights of the Participant thereunder; and

              (iv) if such provision is made under this Section 7.2(c), the Committee as constituted prior to the Event also may terminate the original Award upon such assumption, substitution or payment.

         (d) OTHER BENEFITS. In addition, the Committee may grant such additional rights in the foregoing circumstances as the Committee deems to be in the best interest of the Participants and the Corporation in order to preserve for the Participants the benefits of their Awards.

         (e) RELIANCE. In adjusting Awards to reflect the changes described in this Section 7.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Committee shall be conclusive.

  7.3 EFFECT OF TERMINATION OF EMPLOYMENT. Unless the Committee otherwise expressly provides in or by amendment to the Award Agreement:

         (a) OPTIONS - RESIGNATION; DISMISSAL WITHOUT CAUSE. If the Participant's employment by the Company terminates for any reason other than Retirement, Total Disability or death, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 3.3, three months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option to the extent not exercisable on that date shall terminate.

         (b) OPTIONS - RETIREMENT, DISABILITY OR DEATH. If the Participant's employment by the Company terminates as a result of Retirement, Total Disability, or death, the Participant or Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 3.3, 12 months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option to the extent not exercisable on that date shall terminate.

         (c) SARS. Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 3.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

         (d) RESTRICTED AND PERFORMANCE SHARES. In the event of a termination of employment with the Company for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

         (e) ADJUSTMENT. In the event or in anticipation of a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion (subject to the provisions of Sections 2.5, 3.4, 5.1 and 6.1 and 7.5, 7.7 and 7.12) accelerate exercisability or vesting or extend the exercisability or vesting period of an Award, or make other changes to or provide for alternative settlement of an Award.

         (f) CHANGE IN OWNERSHIP OF SUBSIDIARY. If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 7.3 to be a termination of employment of each employee of that entity who does not continue as an employee of another entity within the Company.

  7.4    ACCELERATION OF AWARDS UPON AN EVENT; OTHER CHANGES IN AWARDS.

         Unless prior to an Event the Committee determines that, upon its occurrence, there shall be no acceleration of Awards or determines those Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant. Acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Rule 16b-3 and Section 422 of the Code.

  7.5    COMPLIANCE; GOVERNMENT REGULATIONS.

         This Plan, the granting and vesting of Awards under this Plan and the offer, issuance or delivery of shares of Common Stock (and/or the payment of money or other property or securities) pursuant to this Plan or Awards are subject to compliance with all applicable federal and state laws, rules and regulations and to such approvals by any listing, regulatory or governmental agency (including without limitation "no action" positions of the Commission) as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

  7.6    TAX WITHHOLDING.

         Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award, or the payment of a Performance Share Award, the Company shall have the right to
(i) require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transaction or
(ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance, transfer or vesting of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules and subject to such conditions as the Committee may establish (which conditions may require its specific approval, on a case-by-case basis), to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding. The Committee may impose conditions on the payment of any withholding obligation necessary in the case of persons subject to the reporting and liability provisions of Section 16 of the Exchange Act to enable them to avoid liability under Section 16 of the Exchange Act or to secure the benefits otherwise available under any applicable exemptive or other rule thereunder with respect to a "plan" or particular award or action related thereto. In any event, the Corporation shall not be obligated to issue or deliver shares and/or distribute cash to the Participant upon exercise or vesting of any Award, unless such withholding (or offset) as of or prior to the date of such issue or delivery is sufficient to cover all such sums due or which may be due with respect to such exercise or vesting.

  7.7    AMENDMENT, TERMINATION AND SUSPENSION.

         (a) PLAN CHANGES. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof), including without limitation, amendments or modifications as may be necessary to enable Participants to avoid liability under Section 16 of the Exchange Act or to secure the benefits otherwise available under any applicable exemptive or other rule thereunder with respect to a "plan" or particular award or action related thereto. In addition, the Committee may, from time to time, amend or modify any provision of this Plan, except
  Section 7.2 or 7.4. No Awards may be granted during any suspension of this Plan or after its termination, but the Committee shall retain jurisdiction hereunder in respect of Awards granted prior thereto and may consistent with the terms hereof modify such Awards unless the Board otherwise provides.

         (b) CHANGES TO OUTSTANDING AWARDS. The Committee may, with the consent of the Participant, as to any adverse change make such modifications of the terms and conditions of such Participant's

  Award as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the purchase price under the Option of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by this Plan. Changes pursuant to Section 7.2 or 7.4 are not limited by or subject to this Section 7.7(b).

         (c) STOCKHOLDER APPROVAL. If an amendment would (i) materially increase the benefits accruing to Participants under this Plan,
  (ii) materially increase the aggregate number of securities which may be issued under this Plan, or (iii) materially modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board and, to the extent then required by Section 424 of the Code or as may be necessary or desirable to avoid liability under Section 16 of the Exchange Act or to secure the benefits otherwise available under any applicable exemptive or other rule thereunder with respect to a "plan" or particular award or action related thereto or required by any other applicable law, or any successor provision thereto, by the requisite number of stockholders.

         (d) EFFECT OF PLAN AMENDMENT ON OUTSTANDING AWARD. Any amendment, suspension or termination of this Plan shall not, without specific action of the Board or the Committee and the consent of the Participant as to any adverse change, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under this Plan.

  7.8    PRIVILEGES OF STOCK OWNERSHIP; NONDISTRIBUTIVE INTENT.

         A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act and applicable state securities law relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof.

  7.9    EFFECTIVE DATE OF THIS PLAN.

         The effective date of this Plan was May 15, 1991. Material amendments to this Plan effective February 1, 1996, are subject to approval by the stockholders of the Corporation at their next annual meeting.

  7.10   TERM OF THIS PLAN.

         Unless previously terminated by the Board, this Plan shall terminate at the close of business on May 14, 2001, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted or the authority of the Committee with respect to Awards then outstanding.

  7.11   GOVERNING LAW.

         This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

  7.12   LIMITATIONS AS TO EXECUTIVE OFFICERS.

         (a) RULE 16b-3; BIFURCATION. It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder.
  If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be disregarded. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Plan or any Award Agreement intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 are only applicable to Section 16 Persons and to those Awards to Section 16 Persons intended to satisfy the requirements of Rule 16b-3.

         (b) SECTION 162(m). It is the further intent of the Corporation that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and performance awards under Section 6.2 of this Plan that are granted to or held by a Section 16 Person shall (if so designated by the Committee) qualify as performance-based compensation under
  Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

         (c) RULE 16b-3 TRANSITION PERIOD PROVISIONS. During the transition period in respect of Rule 16b-3, any derivative security the grant of which is intended to be exempt from Rule 16b-3 shall not be transferable other than as permitted by former Rule 16b-3(d)(ii); the exercise price or other consideration for any exempt grant or Award (and the timing of any right to elect to purchase Restricted Stock) shall conform to any additional time and price limitations under former Rule 16b-3; and no member of the Board of Directors who is not an officer or employee of the Corporation shall be eligible for any Award under this Plan.

  7.13   CAPTIONS.

         Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

  7.14   NO FRACTIONAL INTEREST.

           No fractional shares of stock shall be issued under this Plan, but fractional interests may be accumulated or paid in cash.

  7.15   NON-EXCLUSIVITY OF PLAN.

         Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                               DOLE FOOD COMPANY, INC.

                                NON-EMPLOYEE DIRECTORS

                      DEFERRED STOCK AND CASH COMPENSATION PLAN

                        NON-EMPLOYEE DIRECTORS DEFERRED STOCK
                              AND CASH COMPENSATION PLAN


                                  TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE I          TITLE, PURPOSE AND AUTHORIZED SHARES  . . . . . . . . .    1

ARTICLE II         DEFINITIONS . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE III        PARTICIPATION . . . . . . . . . . . . . . . . . . . . .    4

ARTICLE IV         DEFERRAL MANDATES AND ELECTIONS . . . . . . . . . . . .    4
    4.1. Mandatory Deferral. . . . . . . . . . . . . . . . . . . . . . . .    4
    4.2. Elections . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

ARTICLE V          DEFERRAL ACCOUNTS . . . . . . . . . . . . . . . . . . .    5
    5.1. Cash Account. . . . . . . . . . . . . . . . . . . . . . . . . . .    5
    5.2. Stock Unit Account. . . . . . . . . . . . . . . . . . . . . . . .    6
    5.3. Dividend Equivalent Credits to Stock Unit Account . . . . . . . .    7
    5.4. Immediate Vesting and Accelerated Crediting . . . . . . . . . . .    7
    5.5. Distribution of Benefits. . . . . . . . . . . . . . . . . . . . .    7
    5.6. Adjustments in Case of Changes in Common Stock. . . . . . . . . .    8
    5.7. Company's Right to Withhold . . . . . . . . . . . . . . . . . . .    8
    5.8  Stockholder Approval. . . . . . . . . . . . . . . . . . . . . . .    9

ARTICLE VI         ADMINISTRATION. . . . . . . . . . . . . . . . . . . . .    9
    6.1. The Administrator . . . . . . . . . . . . . . . . . . . . . . . .    9
    6.2. Committee Action. . . . . . . . . . . . . . . . . . . . . . . . .    9
    6.3. Rights and Duties . . . . . . . . . . . . . . . . . . . . . . . .    9
    6.4. Indemnity and Liability . . . . . . . . . . . . . . . . . . . . .   10

ARTICLE VII        PLAN CHANGES AND TERMINATION. . . . . . . . . . . . . .   10
    7.1 Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
    7.2 Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE VIII       MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . .   11
    8.1. Limitation on Eligible Directors' Rights. . . . . . . . . . . . .   11
    8.2. Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . .   12
    8.3. Benefits Not Assignable; Obligations Binding Upon Successors. . .   12
    8.4. Governing Law; Severability . . . . . . . . . . . . . . . . . . .   12
    8.5. Compliance With Laws. . . . . . . . . . . . . . . . . . . . . . .   12
    8.6. Plan Construction . . . . . . . . . . . . . . . . . . . . . . . .   13
    8.7. Headings Not Part of Plan . . . . . . . . . . . . . . . . . . . .   13
    8.8  Relationship to the 1993 Deferred Compensation Plan . . . . . . .   13
    8.9  Irrevocability of Payout Elections. . . . . . . . . . . . . . . .   13

                        NON-EMPLOYEE DIRECTORS DEFERRED STOCK
                              AND CASH COMPENSATION PLAN

                           (Effective as of April 1, 1996)


                                      ARTICLE I
                         TITLE, PURPOSE AND AUTHORIZED SHARES


         This Plan shall be known as "Dole Food Company, Inc. Non-Employee Directors Deferred Stock and Cash Compensation Plan" and shall be effective as of April 1, 1996. The purpose of this Plan is to attract, motivate and retain experienced and knowledgeable directors of the Company by permitting them to defer compensation and affording them the opportunity to link that compensation to an equity interest in the Company. The total number of shares of Common Stock that may be delivered pursuant to awards under this Plan is 100,000, subject to adjustments contemplated by Section 5.6.


                                      ARTICLE II
                                     DEFINITIONS


         Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

         ACCOUNT or ACCOUNTS shall mean one or more of the Eligible Director's Cash Account and Stock Unit Account or Accounts, as the context requires.

         AVERAGE FAIR MARKET VALUE shall mean the average of the Fair Market Values of a share of Common Stock during the last 10 trading days preceding the applicable Award Date.

         AWARD DATE shall mean (a) with reference to accruals under Section
4.1, June 30 of the applicable Year, and (b) with reference to elections under
Section 4.2, (1) in the case of cash deferrals for Meeting and Other Fees, the date of the meeting or other event for which the Compensation is payable, (2) in the case of cash deferrals for the Retainer, the last day of the applicable quarter, and (3) in the case of Stock Unit credits, the June 30 or December 31 on which (or next following the date on which) cash would otherwise have been paid; except as provided in Section 5.4.

         BOARD shall mean the Board of Directors of the Company.

         CASH ACCOUNT shall mean the bookkeeping account maintained by the Company on behalf of a Participant who elects to defer his or her Compensation in cash pursuant to Section 4.2 and unless the context otherwise requires shall include any Rollover Account.

         CHANGE IN CONTROL EVENT shall have the meaning specified for such term under the 1995 Non-Employee Director Stock Option Plan.

         CODE shall mean the Internal Revenue Code of 1986, as amended.

         COMMON STOCK shall mean the Common Stock of the Company, subject to adjustment pursuant to Section 5.6.

         COMMITTEE shall mean the Board or a Committee of the Board acting in accordance with Article VI.

         COMPANY shall mean Dole Food Company, Inc. a Hawaii corporation, and its successors and assigns.

         COMPENSATION shall mean the Retainer and Meeting and Other Fees.

         DISINTERESTED DIRECTOR shall mean a member of the Board who is not disqualified from making decisions concerning this Plan or actions hereunder under any applicable legal requirements, including Rule 16b-3 under the Exchange Act.

         DIVIDEND EQUIVALENT shall mean the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock equivalent to the number of Stock Units then credited to a Participant's Stock Unit Account, which amount shall be allocated as additional Stock Units to the Participant's Stock Unit Account, as provided in Section 5.3.

         EFFECTIVE DATE shall mean April 1, 1996.

         ELIGIBLE DIRECTOR shall mean a member of the Board who is not an officer or employee of the Company and who is compensated in the capacity as a director and (with reference to any outstanding Account balance under this Plan) any person who has an Account balance under this Plan by reason of his or her prior status as an Eligible Director.

         EXCHANGE ACT shall mean the Securities Exchange Act of 1934, as amended from time to time.

         FAIR MARKET VALUE shall mean on any date the closing price of the Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal securities exchange or market on which the Common Stock is so listed, admitted to trade, or quoted on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares. If the Common Stock is not so listed, admitted or quoted, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Plan.

         INTEREST RATE shall mean the rate that is 120% of the federal long-term rate for compounding on a quarterly basis, determined and published by the Secretary of the United States Department of Treasury under Section 1274(d) of the Code, for the month in which interest is credited.

         MEETING AND OTHER FEES shall mean all meeting fees (including committee meeting fees) and other fees except for the Retainer that are payable by the Company to an Eligible Director for services as a director of the Company.

         PARTICIPANT shall mean any person who has an Account balance under this Plan.

         PLAN shall mean the Dole Food Company, Inc. Non-Employee Directors Deferred Stock and Cash Compensation Plan.

         RETAINER shall mean the annual retainer payable by the Company to an Eligible Director.

         ROLLOVER ACCOUNT shall mean the bookkeeping account maintained by the Company on behalf of an Eligible Director with respect to his or her prior account balance under the Company's 1993 Board of Directors Deferred Compensation Plan that has been transferred to this Plan pursuant to Section 8.8.

         STOCK UNIT OR UNIT shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock of the Company solely for purposes of this Plan.

         STOCK UNIT ACCOUNT shall mean the bookkeeping account maintained by the Company on behalf of each Eligible

Director which is credited with Stock Units in accordance with Section 5.2.

         TRANSITION PERIOD shall mean the period ending on the day that the Company elects or is required to become subject to Rule 16b-3 as revised in 1991 (as the same may be further amended).

         YEAR shall mean the calendar year.


                                     ARTICLE III
                                    PARTICIPATION


         Each Eligible Director shall participate under Section 4.1 of this Plan with respect to the entire amount of Retainer that would otherwise be payable to the director from January 1 through June 30 of each Year (or, for 1996, from April 1 through September 30). Each Eligible Director may elect to defer under and subject to Section 4.2 of this Plan his or her remaining Compensation for the applicable Year.

                                      ARTICLE IV
                           DEFERRAL MANDATES AND ELECTIONS


         4.1.  MANDATORY DEFERRAL.

         The Stock Unit Account of each Eligible Director shall be credited on each June 30 with a number of Units determined by dividing the amount of the Retainer otherwise payable to the Eligible Director from January 1 (or the date service commences or, for 1996, the Effective Date) through June 30 of the applicable Year (or, for 1996, through September 30) by the Average Fair Market Value of the Common Stock on the Award Date.

         4.2.  ELECTIONS.

               (a) INITIAL ELECTION FOR REMAINING RETAINER AND MEETING AND OTHER FEES EARNED DURING 1996. On or before June 30, 1996, each Eligible Director may make an irrevocable election to defer Meeting and Other Fees for the last half of 1996,and the remainder of the Retainer payable for services to be rendered by the Eligible Director during the last quarter of 1996 in cash or Stock Units.

               (b) SUBSEQUENT ELECTIONS.

         (1) CASH DEFERRALS. On or before December 31 of each Year (or, in the case of a person who first becomes an Eligible Director during the Year, within 30 days after election to office), each Eligible Director may make an irrevocable election to defer all or part of the remaining Compensation not otherwise deferred pursuant to Section 4.1 or 4.2(b)(2)(subject to subsection
(c) hereof) payable for services to be rendered by the Eligible Director during the next Year (or remainder of the Year, as the case may be), in cash.

         (2) STOCK UNITS. On or before June 30 of every third Year, commencing June 30, 1996 or, after the Transition Period, each Year (or, in the case of a person who first becomes an Eligible Director after the applicable June 30, within 30 days after election to office), each Eligible Director may make an irrevocable election to defer, in Stock Units, all or part of the remaining Compensation not otherwise deferred pursuant to
Section 4.1 or 4.2(b)(1)(subject to subsection (c) hereof) payable to the Eligible Director for services to be rendered during the period commencing on January 1 of the next Year and ending on (i) the earlier of (A) the last day of the third full Year after the election is made or (B) the last day of the Year at least six months after the Transition Period expires or
(ii) after the Transition Period expires, the last day of the next Year, subject to Section 8.6.

               (c) PERMITTED AMOUNTS; ELECTIONS. The portions of the remaining Retainer and Meeting and Other Fees subject to deferral shall be limited to increments of 25%, 50%, 75% or 100%. All elections shall be in writing on forms
provided by the Company.   If an election is made under this Section and is not
revoked or changed by the end of the applicable deferral period with respect to the next applicable period, the election will be deemed a continuing one.


                                      ARTICLE V
                                  DEFERRAL ACCOUNTS



         5.1. CASH ACCOUNT. If an Eligible Director has made a cash election under Section 4.2, the Company shall establish and maintain a Cash Account for the Eligible Director under this Plan, which Account shall be a memorandum account on the books of the Company. An Eligible Director's Cash Account shall be credited as follows:

               (a) As of the date the Compensation would have been otherwise payable, the Company shall credit the Eligible Director's Cash Account with an amount equal to the portion of the Retainer (in the third and fourth quarters only) and Meeting and Other Fees so deferred by the Eligible Director; and

               (b) As of the last day of each calendar quarter, the Eligible Director's Cash Account shall be credited with earnings in an amount equal to the product of the balance credited to such account as of the last day of the preceding quarter by an amount equal to one-fourth of the Interest Rate.

         5.2.  STOCK UNIT ACCOUNT.

         (a) MANDATORY DEFERRALS. Deferrals pursuant to Section 4.1 shall be credited on the applicable Award Date to the Stock Unit Account of the Eligible
Director.   The number of Units credited shall be determined by dividing the dollar amount of the Retainer so deferred and payable to the Eligible Director by the Average Fair Market Value of a share of Common Stock as of June 30 of the applicable year.

         (b) ELECTIVE DEFERRALS. If an Eligible Director has made a Stock Unit election under Section 4.2, the Committee shall, as of the end of the semi-annual period in which such Compensation was earned and would otherwise be paid, credit the Eligible Director's Stock Unit Account with an amount of Units determined by dividing the applicable portion of the Eligible Director's Retainer and Meeting and Other Fees (after crediting any interest that would have been credited as of such date if such amounts had been deferred into a Cash Account) by the Fair Market Value of a share of Common Stock as of the applicable June 30 or December 31.

         (c) LIMITATIONS ON RIGHTS ASSOCIATED WITH UNITS. An Eligible Director's Stock Unit Account shall be a memorandum account on the books of the Company. The Units credited to an Eligible Director's Stock Unit Account shall be used solely as a device for the determination of the number of shares of Common Stock to be eventually distributed to such Eligible Director in accordance with this Plan. The Units shall not be treated as property or as a trust fund of any kind. No Eligible Director shall be entitled to any voting or other stockholder rights with respect to Units granted or credited under this Plan. The number of Units credited (and the Common Stock to which the Eligible Director is entitled under this Plan) shall be subject to adjustment in accordance with Section 5.6.

         5.3.  DIVIDEND EQUIVALENT CREDITS TO STOCK UNIT ACCOUNT.  As of June
30 or December 31, as the case may be, an Eligible Director's mandatory and any elective Stock Unit Accounts shall be credited with additional Units in an amount equal to the amount of the Dividend Equivalents representing dividends paid during the preceding six months on that number of shares equal to the aggregate Stock Units in the Participant's Stock Unit Account as of the preceding December 31 or June 30, as the case may be, divided by the Fair Market Value of a share of Common Stock as of the applicable June 30 or December 31, as the case may be.

         5.4.  IMMEDIATE VESTING AND ACCELERATED CREDITING.

         (a) UNITS AND OTHER AMOUNTS VEST IMMEDIATELY. All Units or other amounts credited to one or more of an Eligible Director's Stock Unit or Cash Accounts (including any Rollover Account) shall be at all times fully vested.

         (b) ACCELERATION OF CREDITING OF ACCOUNTS. The crediting of the rights of each Eligible Director in respect of Accounts shall be accelerated if an Eligible Director ceases to be a member of the Board. In such case: (1) the amount of cash that would have been credited as the next quarter end shall be prorated based on the number of full weeks of service during the applicable period; and (2) the number of Units that would have been credited to the Eligible Director's Stock Unit Accounts as of the next June 30 or December 31, as the case may be, shall be prorated based on the number of full weeks of service during the applicable period. For these purposes, the Award Date shall be deemed to be the date of termination of service.

         5.5.  DISTRIBUTION OF BENEFITS.

         (a) COMMENCEMENT OF BENEFIT DISTRIBUTION. Each Eligible Director shall be entitled to receive a distribution of his or her Accounts upon his or her termination of service on the Board. Notwithstanding the foregoing, the distribution of each Eligible Director's Rollover Account shall be governed by
Section 8.8.

         (b) MANNER OF DISTRIBUTION. The benefits payable under this Plan shall be distributed to the Eligible Director (or, in the event of his or her death, the Eligible Director's Beneficiary) in a lump sum, or, subject to Sections 8.6 and 8.9, as permitted by this Section 5.5(b). Each Eligible Director may elect in writing on forms provided by the Company at the time of making his or her deferral election under Article IV or (subject to Sections 8.6 and 8.9) at least 12 months in advance of the date benefits become distributable under Section 5.5(a) to receive a distribution of his or her benefits in up to five annual installments. Such installment payments shall commence as of the date benefits become distributable under Section 5.5(a). Notwithstanding the foregoing, if the balance remaining in an Eligible Director's Cash Account is less than $5,000 or, if the number of Units remaining in the Eligible Director's Stock Unit Accounts is less than 100, then such remaining balances shall be distributed in a lump sum.

         (c) EFFECT OF CHANGE IN CONTROL EVENT. Notwithstanding Sections 5.5(a) and (b), if a Change in Control Event and a termination of service has occurred or shall occur, the Eligible Director's Accounts (including accelerated benefits under Section 5.4(b)) shall be distributed immediately in a lump sum.

         (d) FORM OF DISTRIBUTION. Stock Units credited to an Eligible Director's Stock Unit Account shall be distributed in an equivalent whole number of shares of the Company's Common Stock. Fractions shall be disregarded. Amounts credited to an Eligible Director's Cash Account, including any Rollover Account, shall be distributed in cash.

         5.6. ADJUSTMENTS IN CASE OF CHANGES IN COMMON STOCK. If any stock dividend, stock split, recapitalization, merger, consolidation, combination or other reorganization, exchange of shares, sale of all or substantially all of the assets of the Company, split-up, split-off, spin-off, extraordinary redemption, liquidation or similar change in capitalization or any distribution to holders of the Company's Common Stock (other than cash dividends and cash distributions) shall occur, proportionate and equitable adjustments consistent with the effect of such event of stockholders generally (but without duplication of benefits if Dividend Equivalents are credited) shall be made in the number and type of shares of Common Stock or other securities, property and/or rights contemplated hereunder and of rights in respect of Units and Accounts credited under this Plan so as to preserve the benefits intended.

         5.7. COMPANY'S RIGHT TO WITHHOLD. The Company shall satisfy any state or federal income tax withholding obligation arising upon distribution of an Eligible Director's Accounts by reducing the amount of cash or the number of shares of Common Stock otherwise deliverable to the Eligible Director, as the case may be. The appropriate number of shares required to satisfy such tax withholding obligation in the case of Stock Units will be based on the Fair Market Value of a share of Common Stock on the day prior to the date of distribution. If the Company, for any reason, cannot satisfy the withholding obligation in accordance with the preceding sentence, the Eligible

Director shall pay or provide for payment in cash of the amount of any taxes which the Company may be required to withhold with respect to the benefits hereunder.

         5.8 STOCKHOLDER APPROVAL. This Plan, and all the elections, actions and accruals with respect to Stock Units and Dividend Equivalents made prior to stockholder approval, shall be subject to approval of this Plan by the stockholders of the Company. Notwithstanding anything else contained herein to the contrary, if stockholder approval of this Plan is not obtained by December 31, 1996, this Plan and all provisions of and elections under this Plan shall be deemed rescinded.


                                      ARTICLE VI
                                    ADMINISTRATION


         6.1. THE ADMINISTRATOR. The Committee hereunder shall consist of the Board or two (2) or more Disinterested Directors appointed from time to time by the Board to serve at its pleasure. Any member of the Committee may resign by delivering a written resignation to the Board. Members of the Committee shall not receive any additional compensation for administration of this Plan.

         6.2.  COMMITTEE ACTION.   A member of the Committee shall not vote or
act upon any matter which relates solely to himself or herself as a Participant in this Plan. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

         6.3. RIGHTS AND DUTIES. Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

         (a)   To construe and interpret this Plan;

         (b) To resolve any questions concerning the amount of benefits payable to a Participant (except that no member of the Committee shall participate in a decision relating solely to his or her own benefits);

         (c)   To make all other determinations required by this Plan;

         (d) To maintain all the necessary records for the administration of this Plan; and

         (e) To make and publish forms, rules and procedures for the administration of this Plan.

         The determination of the Committee made in good faith as to any disputed question or controversy and the Committee's determination of benefits payable to Eligible Directors shall be conclusive. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and
(ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.

         6.4. INDEMNITY AND LIABILITY. All expenses of the Committee shall be paid by the Company and the Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. No member of the Committee shall be liable for any act or omission of any other member of the Committee nor for any act or omission on his or her own part, excepting only his or her own willful misconduct or gross negligence. To the extent permitted by law, the Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee, excepting only expenses and liabilities arising out of his or her own willful misconduct or gross negligence, as determined by the Board.


                                     ARTICLE VII
                             PLAN CHANGES AND TERMINATION


         7.1 AMENDMENTS. The Board shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; PROVIDED, however, that, except as contemplated by Section 5.8, no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Eligible Director's rights with respect to Stock Units and Dividend Equivalents credited to his or her Stock Unit Accounts (assuming solely for such purposes a voluntary termination of services as of the date of such amendment or termination) or to any amounts previously credited (or that in such circumstances would be credited) to his or her Cash Account, including any Rollover Account. Any amendments authorized hereby shall be stated in an instrument in writing, and all Eligible Directors shall be bound thereby upon receipt of notice thereof. Notwithstanding the preceding, the provisions of this Plan that determine the amount, price or timing of benefits related to Stock Units or Dividend Equivalents shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3(c)(2)(ii) (or any successor provision) promulgated under the Exchange Act.

         7.2. TERM. It is the current expectation of the Company that this Plan shall be continued for a period of 10 years after the Effective Date, but continuance of this Plan is not assumed as a contractual obligation of the Company. In the event that the Board of Directors decides to discontinue or terminate this Plan, it shall notify the Committee and Participants in this Plan of its action in writing, and this Plan shall be terminated at the time therein set forth. All Participants shall be bound thereby. In such event, the then credited benefits of a Participant (including any accelerated benefits under Section 5.4) shall be distributed at the time(s) and in the manner elected and provided under Section 5.5.


                                     ARTICLE VIII
                                    MISCELLANEOUS


         8.1. LIMITATION ON ELIGIBLE DIRECTORS' RIGHTS. Participation in this Plan shall not give any person the right to continue to serve as a member of the Board or any rights or interests other than as herein provided. No Participant shall have any right to any payment or benefit hereunder except to the extent provided in this Plan. This Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust. This Plan, in and of itself, has no assets. Participants shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, on their Cash Accounts and rights no greater than the right to receive the Common Stock (or equivalent value) as a general unsecured creditor.

         8.2.  BENEFICIARIES.

         (a) BENEFICIARY DESIGNATION. Upon forms provided by and subject to conditions imposed by the Company, each Participant may designate in writing the Beneficiary or Beneficiaries (as defined in Section 8.2(b)) whom such Participant desires to receive any amounts payable under this Plan after his or her death. The Company and the Committee may rely on the Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of this Plan.

         (b) DEFINITION OF BENEFICIARY. A Participant's "Beneficiary" or "Beneficiaries" shall be the person, persons, trust or trusts (or similar entity) designated by the Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the Participant's benefits under this Plan in the event of the Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

         8.3. BENEFITS NOT ASSIGNABLE; OBLIGATIONS BINDING UPON SUCCESSORS. Benefits of a Participant under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein, other than by operation of law or pursuant to Section 8.2, shall not be permitted or recognized. Obligations of the Company under this Plan shall be binding upon successors of the Company.

         8.4. GOVERNING LAW; SEVERABILITY. The validity of this Plan or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of California. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         8.5. COMPLIANCE WITH LAWS. This Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money through the deferral of compensation under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the

Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

         8.6. PLAN CONSTRUCTION. It is the intent of the Company that this Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") so that (i) Eligible Directors remain "disinterested" as defined in Rule 16b-3 for purposes of administering other stock plans of the Company; and (ii) mandatory deferrals and, to the extent elections are timely made, elective deferrals will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. Any contrary interpretation shall be avoided.

         8.7. HEADINGS NOT PART OF PLAN. Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.

         8.8  RELATIONSHIP TO THE 1993 DEFERRED COMPENSATION PLAN.  Subject to
Section 5.8, this Plan supersedes in its entirety the 1993 Board of Directors Deferred Compensation Plan (the "1993 Plan"). As of the date of stockholder approval of this Plan, accrued balances under the 1993 Plan shall be credited to a Cash Account under this Plan and such balances shall thereafter be credited in accordance with the provisions of this Plan. Payout elections under the 1993 Plan shall be conformed to the nearest equivalent under this Plan.

         8.9 IRREVOCABILITY OF PAYOUT ELECTIONS. Subject to Section 8.6, a Participant may, subject to the approval of the Committee, prospectively change an election under Section 5.5(b) by a subsequent election that will take effect at least 12 months after the subsequent election is received by the Company if, in the opinion of Counsel to the Company, the subsequent election would not adversely effect the disinterested administration of other plans of the Company or the availability of any exemption available under Rule 16b-3 under the Exchange Act for other Participants in this Plan or the efficacy of deferrals under the Code in respect of other Participants in this Plan. The Committee may, subject to Sections 8.5 and 8.6, permit elections by Participants that would not qualify for exemption under Section 16(b) of the Exchange Act, so long as the disinterested administration of other stock plans of the Company for purposes of Rule 16b-3 is not compromised and the availability of any exemption thereunder for other directors under this Plan is not compromised.

                                   DETACH HERE                   DOL 4

                            DOLE FOOD COMPANY, INC.
                            PROXY FOR COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P
R        The undersigned hereby appoints DAVID H. MURDOCK, DAVID A. DE LORENZO
O   and J. BRETT TIBBITTS, and each of them, as Proxies, each with full power
X   of substitution, and each with all powers that the undersigned would possess
Y if personally present, to vote all of the shares of Common Stock of Dole Food Company, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Park Hyatt Hotel, 2151 Avenue of the Stars, Los Angeles,
    California on Thursday, May 9, 1996, at 10:00 a.m. local time, and any adjournments thereof. The undersigned instructs each of said Proxies, or their substitutes, to vote as specified by the undersigned on the reverse side and to vote in such manner as they may determine on any other matters which may properly come before the meeting as indicated in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

    Election of Directors. Nominees

    Elaine L. Chao, Mike Curb, David A. DeLorenzo, Richard M. Ferry, James F. Gary, Zoltan Merszei and David H. Murdock.

           (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)
                                                                     -----------
      PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD          SEE REVERSE
                IN THE ENCLOSED PREPAID ENVELOPE                         SIDE
                                                                     -----------

[LOGO]

           The National Cancer Institute says... "Stock-up on fruits and vegetables for taste, convenience, and nutrition! Eat 5 servings every day. Take the 5 A Day Challenge!"

                                                                        [LOGO]


                                    DETACH HERE                           DOL 2

    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS MADE, FOR ITEMS 1, 2, 3 AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE TIME MEETING.

         The Board of Directors recommends a vote FOR items 1, 2, 3 and 4.

                                                                                        FOR      AGAINST      ABSTAIN
    1. ELECTION OF DIRECTORS                       2. Approve an amendment to the      / /        / /          / /
       (see reverse)                                  Company's 1991 Stock Option
                                                      and Award Plan to increase
                   FOR        WITHHELD                the number of shares available
                   / /          / /                   under the Plan by 2,500,000
                                                      and to make certain other
                                                      amendments to the Plan.
                                                                                         FOR      AGAINST      ABSTAIN
                                                   3. Approve the Company's Non-         / /        / /          / /
                                                      Employee Directors Deferred
                                                      Stock and Cash Compensation
                                                      Plan.
                                                                                         FOR      AGAINST      ABSTAIN
/ /                                                4. Elect Arthur Andersen LLP as       / /        / /          / /
For all nominees except as noted above                independent public accountants
                                                      and auditors for the 1996
                                                      fiscal year.

                                                                                                   MARK HERE
                                                                                                 FOR ADDRESS     / /
                                                                                                  CHANGE AND
                                                                                                NOTE AT LEFT

                                                   NOTE: Please sign exactly as your name appears on this
                                                   proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians,
                                                   attorneys and agents should give their full titles. If
                                                   shareholder is a corporation, sign in full corporate name
                                                   by the authorized officer.

Signature: ------------------------- Date: -------------- Signature: ---------------------- Date:  ----------------
